UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Municipal Income Fund

California Portfolio

High Income Municipal Portfolio

National Portfolio

New York Portfolio

October 31, 2013

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2013

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the annual reporting period ended October 31, 2013.

Investment Objective and Policies

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the California, National and New York Portfolios invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers. Each of the

Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments, Tender Option Bond transactions (“TOBs”), zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The High Income Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and certain types of mortgage related securities. The Portfolio may invest in derivatives, such as

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

options, futures, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on pages 8-11 show performance for each Portfolio compared with its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2013.

For all Portfolios, an overweight in lower credit quality bonds detracted from performance for both periods. For the California, National and New York Portfolios, an underweight in long-maturity bonds benefited performance; the High Income Portfolio’s overweight in long-maturity bonds detracted from its performance.

California Portfolio – For both periods, all share classes underperformed the benchmark. For both periods, an overweight in pre-refunded bonds and underweight in health care contributed to performance, while an underweight in state general obligation debt and special tax bonds detracted. Also, over both periods, security selection was positive in the water and local general obligation sectors; security selection in the transportation and special tax sectors detracted. In addition, over the six-month period, security selection in the education sector benefited performance, while security selection in the leasing and housing sectors contributed for the 12-month period. The Portfolio held interest rate swaps for hedging purposes, which benefitted performance for both periods.

High Income Municipal Portfolio – For both periods, all share classes underperformed the benchmark. For both periods an overweight in the health care and industrial revenue bond sectors detracted. Given the generally lower credit quality of the Portfolio’s holdings, security selection detracted from performance, particularly in the health care and industrial revenue bond sectors. The Portfolio’s use of derivatives in the form of credit default swaps and options on swaps for hedging purposes contributed to performance for both periods.

National Portfolio – For both periods, all share classes underperformed the benchmark. For both periods, an underweight in the health care sector contributed positively to performance; underweighting state general obligation bonds and overweighting special tax bonds detracted. Also, over both periods, security selection in the special tax, lease-backed and industrial revenue bond sectors contributed, while security selection detracted in the education, water and state general obligation sectors. The Portfolio held interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods.

New York Portfolio – For both periods, all share classes underperformed the benchmark. For both periods, an overweight in pre-refunded housing

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

bonds contributed; underweighting state general obligation bonds and overweighting special tax bonds detracted. Also, over both periods security selection in the local general obligation bond and industrial revenue bond sectors contributed. Over the six-month period, security selection in the state general obligation bond, education and power sectors detracted. Over the 12-month period, security selection in the transportation, power and special tax sectors detracted. The Portfolio held interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

Most of the volatility in the municipal market took place at the end of the second quarter and throughout the third quarter of 2013. When the U.S. Federal Reserve (the “Fed”) announced in mid-May that it had plans to gradually reduce its monthly purchases of $85 billion of Treasuries and mortgage securities, investors began to pull money from municipal bond funds, causing a sharp increase in bond yields and a drop in prices. As the third quarter began, long-maturity bond yields continued their sharp upward climb. In early September, yields reversed course and started to fall in response to weaker-than-expected economic data. Then, two closely-spaced announcements in mid-September accelerated the drop in yields; former U.S. Treasury Secretary Lawrence Summers announced he was no longer a candidate to replace Fed chairman Ben Bernanke, which seemed to calm investor fears that Summers would abandon Bernanke’s approach; and the Fed’s surprising announcement that it was delaying its expected reduction in the amount of its monthly purchases. By the end of the third quarter, 10-year AAA municipal yields had fallen by about 0.50% from their peak in early September, and 5-year AAA municipal yields dropped by 0.25%. From the end of the third quarter to October 31, 2013, yields were relatively unchanged to down slightly.

Recently, one of the most discussed credit issues in the municipal market has been Puerto Rico. Puerto Rico bonds lost significant value in the third quarter as their yields rose sharply relative to comparable maturity AAA bonds. While the Commonwealth has taken substantial steps to improve its finances over the past 12 months, there continue to be major concerns about Puerto Rico’s weak economy and large debt load. Positions in bonds directly tied to Puerto Rico’s economy represent less than 5% of each Portfolio’s holdings as of October 31, 2013.

The Portfolios, with the exception of High Income Portfolio, remained neutral with respect to duration (a measure of interest rate sensitivity). The High Income Portfolio generally has had a longer duration than the benchmark. However, the Municipal Bond Investment Team (the “Team”), believes that over time, the High Income Portfolio’s greater relative weight in lower-credit quality bonds partially offsets this duration as lower-credit quality bonds of a given duration often show less interest rate risk

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

than more highly-rated bonds with the same duration. Shortening the Portfolios’ duration generally would require buying shorter-maturity bonds and this would significantly reduce the yield of the Portfolios. The Team believes that lengthening the Portfolios’ duration beyond a neutral level would result in too much interest rate risk with interest rates still low by historical standards.

With respect to maturity selection, for highly-rated bonds, the Team has been attempting to take advantage of “roll”—the expected price appreciation of a bond as it moves closer to maturity each year. The return potential from roll is greater in bonds maturing in the 10-15 year maturity range than in bonds with maturities beyond 20 years. As a result, the combination of roll plus yield for bonds maturing in 10-15 years offers a similar expected return to longer bonds. In addition, bonds in the shorter range have less risk of price declines should interest rates rise.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most municipal bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of October 31, 2013, the Portfolios’ percentages of total investments in municipal bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds*	Pre-Refunded/ ETM/ Insured Bonds**
California	22.88%	1.84%
High Income	3.34%	0.00
National	23.29%	1.53%
New York	24.07%	5.88%
*	Breakdowns expressed as a percentage of investments in municipal bonds.
**	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk: (High Income Municipal Portfolio) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Local Economy Risk: The Portfolios may invest in municipal securities issued by the Commonwealth of Puerto Rico as well as other local governments whose current economic conditions could exacerbate the risks associated with investing in these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolios and California, National and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Disclosures and Risks

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
California Portfolio
Class A	-4.19%	-2.31%

Class B*	-4.53%	-2.90%

Class C	-4.53%	-2.90%

Advisor Class**	-4.05%	-2.02%

Barclays Municipal Bond Index	-3.44%	-1.72%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/03 TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/03 to 10/31/13) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012 (unaudited)	NAV Returns
	6 Months	12 Months
High Income Municipal Portfolio
Class A	-9.11%	-5.88%

Class C	-9.42%	-6.53%

Advisor Class*	-8.89%	-5.60%

Barclays Municipal Bond Index	-3.44%	-1.72%

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/26/10* TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund High Income Municipal Portfolio Class A shares (from 1/26/10* to 10/31/13) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
National Portfolio
Class A	-4.96%	-3.27%

Class B*	-5.29%	-3.95%

Class C	-5.30%	-3.95%

Advisor Class**	-4.81%	-2.98%

Barclays Municipal Bond Index	-3.44%	-1.72%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/03 TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/03 to 10/31/13) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
New York Portfolio
Class A	-5.01%	-4.07%

Class B*	-5.25%	-4.64%

Class C	-5.34%	-4.74%

Advisor Class**	-4.86%	-3.78%

Barclays Municipal Bond Index	-3.44%	-1.72%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/03 TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/03) to 10/31/13) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.66%	4.72%
1 Year	-2.31%	-5.27%
5 Years	6.16%	5.52%
10 Years	4.50%	4.18%

Class B Shares			2.04%	3.62%
1Year	-2.90%	-5.73%
5 Years	5.45%	5.45%
10 Years(a)	4.07%	4.07%

Class C Shares			2.04%	3.62%
1 Year	-2.90%	-3.85%
5 Years	5.44%	5.44%
10 Years	3.78%	3.78%

Advisor Class Shares†			3.03%	5.38%
1 Year	-2.02%	-2.02%
5 Years	6.47%	6.47%
Since Inception*	5.10%	5.10%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-5.56%
5 Years				5.01%
10 Years				4.09%

Class B Shares
1Year				-6.09%
5 Years				4.92%
10 Years(a)				3.98%

Class C Shares
1 Year				-4.22%
5 Years				4.92%
10 Years				3.68%

Advisor Class Shares†
1 Year				-2.31%
5 Years				5.95%
Since Inception*				5.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.58%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			5.16%	7.94%
1 Year	-5.88%	-8.74%
Since Inception*	6.23%	5.37%

Class C Shares			4.62%	7.11%
1 Year	-6.53%	-7.43%
Since Inception*	5.50%	5.50%

Advisor Class Shares†			5.62%	8.65%
1 Year	-5.60%	-5.60%
Since Inception*	6.55%	6.55%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-8.56%
Since Inception*				5.23%

Class C Shares
1 Year				-7.30%
Since Inception*				5.38%

Advisor Class Shares†
1 Year				-5.38%
Since Inception*				6.43%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00%, 1.71%, and 0.71% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50% and 0.50% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/26/2010.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.14%	4.83%
1 Year	-3.27%	-6.19%
5 Years	6.44%	5.78%
10 Years	4.38%	4.06%

Class B Shares			2.53%	3.89%
1 Year	-3.95%	-6.75%
5 Years	5.72%	5.72%
10 Years(a)	3.95%	3.95%

Class C Shares			2.54%	3.91%
1 Year	-3.95%	-4.88%
5 Years	5.71%	5.71%
10 Years	3.66%	3.66%

Advisor Class Shares†			3.53%	5.43%
1 Year	-2.98%	-2.98%
5 Years	6.76%	6.76%
Since Inception*	5.03%	5.03%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-6.30%
5 Years				5.22%
10 Years				4.07%

Class B Shares
1 Year				-6.77%
5 Years				5.13%
10 Years(a)				3.96%

Class C Shares
1 Year				-5.00%
5 Years				5.12%
10 Years				3.66%

Advisor Class Shares†
1 Year				-3.10%
5 Years				6.17%
Since Inception*				5.04%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.58%, 1.57% and 0.56% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

(Historical Performance continued on next page)

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.44%	4.12%
1 Year	-4.07%	-6.91%
5 Years	5.36%	4.72%
10 Years	4.07%	3.76%

Class B Shares			1.81%	3.05%
1Year	-4.64%	-7.43%
5 Years	4.64%	4.64%
10 Years(a)	3.65%	3.65%

Class C Shares			1.82%	3.07%
1 Year	-4.74%	-5.67%
5 Years	4.61%	4.61%
10 Years	3.35%	3.35%

Advisor Class Shares†			2.81%	4.74%
1 Year	-3.78%	-3.78%
5 Years	5.66%	5.66%
Since Inception*	4.37%	4.37%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-7.03%
5 Years				4.30%
10 Years				3.72%

Class B Shares
1Year				-7.55%
5 Years				4.21%
10 Years(a)				3.61%

Class C Shares
1 Year				-5.79%
5 Years				4.20%
10 Years				3.31%

Advisor Class Shares†
1 Year				-3.90%
5 Years				5.24%
Since Inception*				4.36%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.57%, 1.55% and 0.54% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Historical Performance on pages 5-7.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
California Portfolio
Class A
Actual	$1,000	$958.10	$4.05	0.82%
Hypothetical**	$1,000	$1,020.73	$4.11	0.82%
Class B
Actual	$1,000	$954.70	$7.49	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Class C
Actual	$1,000	$954.70	$7.49	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$959.50	$2.57	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
High Income Municipal Portfolio
Class A
Actual	$1,000	$908.90	$4.33	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class C
Actual	$1,000	$905.80	$7.69	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$911.10	$2.89	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
National Portfolio
Class A
Actual	$1,000	$950.40	$3.98	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
Class B
Actual	$1,000	$947.10	$7.41	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Class C
Actual	$1,000	$947.00	$7.41	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Advisor Class
Actual	$1,000	$951.90	$2.51	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%
New York Portfolio
Class A
Actual	$1,000	$949.90	$3.98	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
Class B
Actual	$1,000	$947.50	$7.41	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Class C
Actual	$1,000	$946.60	$7.41	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Advisor Class
Actual	$1,000	$951.40	$2.51	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of October 31, 2013. The Portfolios’ quality rating breakdowns are expressed as a percentage of the Portfolios’ total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of October 31, 2013. The Portfolios’ quality rating breakdowns are expressed as a percentage of the Portfolios’ total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

Portfolio Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.7%
Long-Term Municipal Bonds – 98.7%
Alabama – 1.9%
Birmingham AL Wtrwks Brd 5.00%, 1/01/31	$10,000	$10,476,900
Jefferson Cnty AL LT Sch Wts Series 2004A 5.25%, 1/01/18-1/01/23	3,900	3,899,877
AGM 5.50%, 1/01/21	1,000	981,170
Univ of Alabama at Birmingham Hosp Series 2008A 5.75%, 9/01/22	3,000	3,399,390

		18,757,337

Arizona – 1.7%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	1,175	1,063,657
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,060	2,060,865
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	1,750	1,801,467
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	4,245	3,979,560
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,226,356
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	4,018,972
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	297	297,012

		16,447,889

California – 14.6%
Bay Area Toll Auth CA Series 2013S 5.00%, 4/01/31	5,560	5,942,584
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	6,390	7,630,938

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California GO 5.00%, 11/01/29(a)	$8,000	$8,687,760
5.00%, 11/01/32	10,000	10,500,700
AGM 5.00%, 2/01/29	1,400	1,405,754
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37(b)	10,000	8,586,600
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,715	1,946,576
Series 2008A 5.50%, 8/15/23	80	90,050
Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 1996A 5.30%, 7/01/21	4,000	4,133,160
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,087,381
Los Angeles CA Dept W&P Pwr Series 2013B 5.00%, 7/01/29-7/01/30	15,630	17,284,225
Los Angeles CA Dept W&P Wtr Series 2013A 5.00%, 7/01/29-7/01/31	11,015	12,095,765
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	19,502,728
Los Angeles CA Wstwtr Sys Series 2013A 5.00%, 6/01/33	9,310	10,044,093
Manteca CA USD CFD #89-1 NPFGC Series 01 Zero Coupon, 9/01/31	11,910	4,032,369
Ontario CA Redev Fin Auth NPFGC Series 93 5.80%, 12/02/13 (Pre-refunded/ETM)	1,000	1,152,120
San Bernardino Cnty CA COP Series 2009A 5.25%, 8/01/26	1,910	2,021,181
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series 2012A 5.00%, 8/01/30	5,000	5,450,100

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego Cnty CA Wtr Auth AGM Series 2008A-COP 5.00%, 5/01/25	$3,000	$3,319,260
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	2,939,104
Univ of California Series 2013A 5.00%, 5/15/30	3,200	3,523,328

		140,375,776

Colorado – 2.9%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,200	2,315,200
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	691,145
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,665,540
E-470 Pub Hwy Auth CO Series 2010C 5.25%, 9/01/25	2,900	2,964,786
5.375%, 9/01/26	3,600	3,681,144
Park Creek Met Dist CO Series 05 5.50%, 12/01/30	1,900	1,982,460
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(c)(d)	3,122	1,310,241
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	2,400	2,446,056
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	1,950	2,000,875
Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/19(d)	820	410,000
6.125%, 12/01/22(c)(d)	1,210	302,500

		27,769,947

District of Columbia – 2.3%
District of Columbia (Catholic Univ of America) 5.00%, 10/01/34	700	716,772

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	$1,000	$988,940
District of Columbia Tax Incr Series 2009B 5.25%, 12/01/26	9,600	10,916,256
District of Columbia Wtr & Swr Auth AGC Series 2008A 5.00%, 10/01/23	4,125	4,598,220
Washington DC Conv Ctr Ded Tax AMBAC Series 2007A 5.00%, 10/01/23	5,000	5,297,600

		22,517,788

Florida – 5.2%
Bonnet Creek Resort CDD FL 7.25%, 5/01/18	3,085	3,084,722
Crossings at Fleming Is CDD FL Series 2000C 7.05%, 5/01/15	480	457,262
7.10%, 5/01/30(d)	2,235	1,885,401
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 1997A 6.00%, 11/01/32	250	242,295
6.05%, 11/01/39	750	710,610
Florida HFC MFHR (Waverly Apts)
AGM Series 00C-1 6.50%, 7/01/40	2,790	2,792,316
Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	5,000	5,255,500
Jacksonville FL Cap Impt 5.00%, 10/01/28	5,500	5,942,695
Marshall Creek CDD FL 6.625%, 5/01/32(d)(e)	2,360	2,171,200
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 2008A 5.20%, 4/01/24	2,500	2,680,225
Miami-Dade Cnty FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	9,802,259

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	$2,500	$2,501,200
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 1999A 5.90%, 8/01/39	3,620	3,577,139
Pier Park CDD FL Series 2002-1 7.15%, 5/01/34	3,025	3,024,667
Village Ctr CDD FL NPFGC 5.125%, 10/01/28	1,000	1,002,710
West Palm Beach Cmnty Redev Agy 5.00%, 3/01/25-3/01/29	4,620	4,724,870

		49,855,071

Georgia – 0.3%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2012B 5.00%, 1/01/28	2,365	2,564,038

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	515	524,610

Illinois – 11.3%
Chicago IL Brd of Ed GO AGM Series 2007B 5.00%, 12/01/24	15,000	15,214,500
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) XLCA Series 2003B-1 5.25%, 1/01/34	5,100	5,119,737
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	3,595	3,822,204
Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	1,531	1,547,856
Chicago IL Sales Tax AGM 5.00%, 1/01/25	6,905	7,222,009
Chicago IL Wtr 5.00%, 11/01/29-11/01/32	20,690	20,627,230

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cook Cnty IL Forest Presv Dist Series 2012C 5.00%, 12/15/32	$7,745	$8,102,974
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,263	2,132,199
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	2,050	1,931,449
Illinois Finance Auth (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	659,310
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	2,225	2,051,027
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30	7,000	7,287,840
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	2,120	2,031,744
Matteson IL GO 8.00%, 12/01/29(f)	3,350	2,646,165
Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/28	26,500	28,234,425

		108,630,669

Indiana – 0.8%
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	6,840	7,356,899

Louisiana – 2.7%
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	8,765	9,588,481
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	1,130	1,175,957
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	760,860

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Orleans LA GO NPFGC Series 05 5.00%, 12/01/29	$3,990	$4,084,443
5.25%, 12/01/21	4,495	4,743,034
RADIAN Series 2007A 5.00%, 12/01/18-12/01/22	5,200	5,707,281

		26,060,056

Maryland – 0.1%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	885	922,188

Massachusetts – 1.5%
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/40	2,000	1,910,020
5.50%, 1/01/30	4,750	4,861,530
Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	6,035	5,798,669
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	2,245	2,179,154

		14,749,373

Michigan – 3.3%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/27-5/01/30	7,965	8,028,280
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	9,980	9,914,232
Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(b)	6,675	6,335,976
Plymouth MI Ed Ctr Charter Sch 5.375%, 11/01/30	2,000	1,672,980
Wayne State Univ MI Series 2009A 5.00%, 11/15/29	5,215	5,454,838

		31,406,306

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.8%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	$1,350	$1,391,769
Minneapolis MN Common Bond Fd 6.00%, 12/01/40	3,000	3,300,390
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 2004 5.10%, 9/01/25	2,700	2,716,659

		7,408,818

Mississippi – 1.7%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) Series 2010D 5.25%, 8/01/27	15,000	16,562,850

Missouri – 1.8%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 2008C 5.00%, 4/01/28	14,000	15,512,840
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,880	1,866,502

		17,379,342

Nevada – 5.9%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008A 5.25%, 7/01/18	9,090	10,617,120
Clark Cnty NV Arpt (McCarran Airport) Series 2012B 5.00%, 7/01/29	6,070	6,459,816
Clark Cnty NV GO AMBAC 5.00%, 11/01/23	13,250	14,377,575
Clark Cnty NV SD GO NPFGC-RE Series 2005B 5.00%, 6/15/22	5,720	6,105,642
Las Vegas NV Wtr Dist NPFGC-RE Series 2005A 5.00%, 6/01/27	5,000	5,232,550
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	5,800	6,400,590

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada Sys Hgr Ed AMBAC Series 2005B 5.00%, 1/01/16 (Pre-refunded/ETM)	$5,615	$6,167,516
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/25-7/01/26	1,585	1,670,068

		57,030,877

New Hampshire – 0.2%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	1,680	1,720,606

New Jersey – 2.7%
Morris-Union NJ Jt Comm COP AGM 5.00%, 8/01/25	2,055	2,207,276
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/30-1/01/33	18,065	19,001,009
Union Cnty NJ Util Auth (Union Cnty NJ) Series 2011A 5.25%, 12/01/31	4,340	4,478,055

		25,686,340

New Mexico – 1.4%
Clayton NM Jail Proj CIFG 5.00%, 11/01/25-11/01/27	13,095	13,236,914

New York – 9.0%
Metropolitan Trnsp Auth NY Series 2012F 5.00%, 11/15/27	1,680	1,828,814
Series E 5.00%, 11/15/32	5,000	5,220,000
New York NY GO 5.125%, 12/01/27(g)	1,000	1,101,830
Series 2004G 5.00%, 12/01/23	475	495,995
Series 2008B-1 5.25%, 9/01/23	5,000	5,706,250
Series 2012G 5.00%, 4/01/29	9,550	10,396,321

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Mun Wtr Fin Auth Series 2013D 5.00%, 6/15/34	$8,000	$8,514,480
New York NY Trnsl Fin Auth Series 2002B 5.00%, 2/01/27	10,000	11,065,900
Series 2012B 5.00%, 11/01/30	15,015	16,340,374
New York St Dormitory Auth (New York St Pers Income Tax) Series 2012D 5.00%, 2/15/29	4,960	5,430,704
New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 2005A 5.00%, 9/15/25	1,200	1,260,528
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,775	2,882,753
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(d)	1,188	12
Triborough Brdg & Tunl Auth NY Series 2011A 5.00%, 1/01/28	15,355	16,827,852

		87,071,813

North Carolina – 0.6%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM 5.25%, 6/01/22	920	1,037,558
North Carolina Eastern Mun Pwr Agy AMBAC Series 2005A 5.25%, 1/01/20	1,000	1,092,640
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.00%, 10/01/23	3,305	3,258,796

		5,388,994

Ohio – 2.8%
Akron OH Income Tax Series 2012A 5.00%, 12/01/31	1,500	1,591,140
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	6,047,140

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cleveland OH Pub Pwr Sys NPFGC-RE Series 2006A 5.00%, 11/15/18	$2,835	$3,102,029
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31(d)(e)	8,400	6,132,000
Kent State Univ Series 2012A 5.00%, 5/01/29	2,000	2,136,820
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	6,730	7,980,030

		26,989,159

Oregon – 0.6%
Forest Grove OR (Pacific Univ) RADIAN Series 2005A 5.00%, 5/01/28	2,995	3,013,749
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/27	3,000	3,280,170

		6,293,919

Pennsylvania – 2.5%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	4,735	5,078,430
Pennsylvania IDA 5.50%, 7/01/18 (Pre-refunded/ETM)	485	583,538
Pennsylvania IDA (Pennsylvania SRF) 5.50%, 7/01/23	3,455	3,862,586
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/30-4/01/31	6,500	6,624,130
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(d)	1,030	779,164
Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	6,925	7,119,800

		24,047,648

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.6%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/25	$7,090	$5,471,424
Puerto Rico GO Series 2001A 5.50%, 7/01/19	1,000	835,230
Series 2004A 5.25%, 7/01/19	2,880	2,385,504
Series 2006A 5.25%, 7/01/23	1,700	1,309,799
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	489,325
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,031,250
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/19-6/01/20	4,460	3,661,751

		15,184,283

Rhode Island – 0.4%
Rhode Island Higher Ed Svgs Tr (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	4,155	4,106,220

South Carolina – 0.9%
Dorchester Cnty SC SD #2 Lease Series 06 5.00%, 12/01/30	1,500	1,590,105
AGC 5.00%, 12/01/29	400	427,920
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	6,225	6,538,553

		8,556,578

Tennessee – 0.2%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 2006C 5.00%, 9/01/22	1,990	2,038,755
5.25%, 9/01/26	275	277,706

		2,316,461

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 8.9%
Alvin TX ISD GO Series 2009B 5.00%, 2/15/28	$1,290	$1,386,944
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	435	438,872
Camino Real Regl Mob Auth TX 5.00%, 2/15/21	2,315	2,318,866
Dallas Fort Worth TX Intl Arpt Series 2012F 5.00%, 11/01/28	13,680	13,962,902
El Paso Cnty TX Hosp Dist GO AGC Series 2008A 5.00%, 8/15/23	5,000	5,547,550
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	5,700	5,619,402
Houston TX Util Sys Series 2013B 5.00%, 11/15/31	1,970	2,133,096
Magnolia TX ISD GO 5.00%, 8/15/20	6,165	6,913,431
North Texas Hgr Ed Auth (United Regl Hlth Care Sys) AGM Series 07 5.00%, 9/01/24	1,000	1,077,300
North Texas Tollyway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/30	7,500	8,066,925
San Antonio TX Elec & Gas 5.00%, 2/01/15 (Pre-refunded/ETM)	65	68,766
Series 08 5.00%, 2/01/26	6,830	7,579,251
Series 2009A 5.25%, 2/01/24	3,260	3,714,705
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	2,210	2,232,984
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	2,150	2,338,232
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	2,016,020

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	$9,040	$9,864,900
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	2,280	2,461,351
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	1,750	1,772,488
Wichita TX ISD GO Series 2007 5.00%, 2/01/27	6,000	6,471,420

		85,985,405

Utah – 0.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	820	867,683

Virginia – 0.0%
Bell Creek CDA VA Series 2003A 6.75%, 3/01/22	197	197,467

Washington – 6.4%
Clark Cnty WA PUD #1 5.00%, 1/01/23	12,635	14,045,192
Energy Northwest WA (Bonneville Power Admin) Series 2006C 5.00%, 7/01/24	4,055	4,427,492
AMBAC Series 2006A 5.00%, 7/01/21	11,470	12,235,508
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,398,240
Series 2009 5.00%, 6/01/27	615	658,745
King Cnty WA SD #414 GO NPFGC 5.00%, 12/01/24	4,500	4,891,815
Washington St GO 5.00%, 7/01/24(g)	9,000	10,353,510
NPFGC-RE Series 2007C 5.00%, 1/01/17 (Pre-refunded/ETM)	6,380	7,256,166

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	$3,490	$3,111,792

		61,378,460

West Virginia – 0.5%
West Virginia EDA (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	5,000	5,167,350

Wisconsin – 1.0%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(b)	2,465	2,621,996
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) Series 2012C 5.00%, 8/15/32	2,300	2,342,366
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/20	5,000	5,174,450

		10,138,812

Total Municipal Obligations (cost $940,329,966)		950,653,946

	Shares

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(h) (cost $15,371,080)	15,371,080	15,371,080

Total Investments – 100.3% (cost $955,701,046)		966,025,026
Other assets less liabilities – (0.3)%		(3,141,683)

Net Assets – 100.0%		$962,883,343

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA	*	4.129%	$761,965

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $17,544,572 or 1.8% of net assets.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2013, the Fund held 23.0% of net assets in insured bonds (of this amount 6.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CIFG – CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue Bond

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

PFC – Passenger Facility Charge

PUD – Public Utility District

RADIAN – Radian Asset Assurance Inc.

SD – School District

SRF – State Revolving Fund

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 108.7%
Long-Term Municipal Bonds – 108.7%
Alabama – 0.5%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 6.25%, 2/01/23	$1,000	$1,036,390
7.00%, 2/01/36	3,130	3,248,627
Jefferson Cnty AL LT Sch Wts Series 2004A 4.75%, 1/01/25	530	501,889
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	800	818,632

		5,605,538

Alaska – 0.4%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	4,550	4,875,416

Arizona – 3.0%
Arizona Hlth Fac Auth (Beatitudes Campus) 5.10%, 10/01/22	3,300	2,989,041
5.20%, 10/01/37	6,150	4,897,429
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	6,930	6,303,944
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	4,900	5,694,878
Phoenix AZ IDA (Great Hearts Academies) 6.30%, 7/01/42	1,000	943,170
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	2,105	1,973,374
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	2,400	2,509,560
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	8,805	8,695,378

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tempe AZ IDA (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	$3,000	$3,001,500

		37,008,274

California – 14.7%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	2,400	2,503,152
Bay Area Toll Auth CA Series 2010 3694 5.00%, 4/01/25(a)	7,570	8,410,497
California Ed Fac Auth (California Clg of Arts) 5.00%, 6/01/30	1,140	1,104,991
California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	3,255	3,560,807
California Mun Fin Auth (Emerson College) 6.00%, 1/01/42	1,000	1,086,450
California Mun Fin Auth (Goodwill Industries, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,031,940
6.875%, 1/01/42	3,500	3,610,670
California Mun Fin Auth (Partnerships Uplift Cmnty Proj) 5.30%, 8/01/47	1,675	1,397,386
California Mun Fin Auth (Rocketship Seven-Alma Academy) 6.25%, 6/01/43	3,340	3,083,187
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32	3,795	3,824,297
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 11/21/45(b)	27,700	23,062,466
California St Sch Fin Auth Edu (Tri Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	9,250	9,428,063
California Statewide CDA (Amino Inglewood CA High Sch) Series 2011A 7.25%, 8/01/41	2,000	2,159,120

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (Eskaton Properties, Inc.) 5.25%, 11/15/34	$3,470	$3,304,481
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(b)	3,300	3,104,937
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,388,400
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,341,114
California Statewide CDA (The Terraces at San Joaquin Gardens) 5.625%, 10/01/32	1,000	977,760
6.00%, 10/01/42-10/01/47	2,000	1,985,610
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(b)	4,650	4,567,602
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	12,390	8,628,644
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(a)	9,000	9,835,200
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24	4,625	4,693,219
Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25(a)	1,000	1,136,730
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 6.00%, 3/01/36	450	486,801
Oakland CA USD GO Series 2012A 5.50%, 8/01/32	1,500	1,526,940
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 6.00%, 9/01/30	1,235	1,351,806

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	$4,500	$4,947,750
San Jose CA Arpt AMBAC Series 2007A 5.00%, 3/01/37	9,745	9,586,156
Southern CA Logistics Arpt Auth Proj XLCA 5.00%, 12/01/36	3,600	2,724,732
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(a)	9,960	11,242,450
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	10,800	7,660,548
Univ of California Series 2013A 5.00%, 5/15/32(a)	10,000	10,826,900
Univ of California CA Revenues 5.00%, 5/15/33(a)	9,000	9,692,370
West Contra Costa CA Hlth Dist 6.25%, 7/01/42	5,900	6,352,235
Yucaipa CA CFD #98-1 5.375%, 9/01/30	1,700	1,746,257

		179,371,668

Colorado – 1.5%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.00%, 12/01/42	2,690	2,488,519
E-470 Pub Hwy Auth CO Series 2010C 5.25%, 9/01/25	600	613,404
Fitzsimons Vlg Met Dist #1 CO Series 2010A 7.50%, 3/01/40	1,500	1,529,910
Park Creek Met Dist CO 5.50%, 12/01/37	2,300	2,385,813
Plaza Met District #1 CO 5.00%, 12/01/40	1,000	926,000
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	5,810	5,921,494
Tallyns Reach CO Met Dist #3 5.00%, 12/01/33	505	447,576
5.125%, 11/01/38	1,035	905,221

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	$2,550	$2,616,530

		17,834,467

Connecticut – 0.7%
Connecticut GO Series 2013E 5.00%, 8/15/31(a)	7,850	8,519,370

Delaware – 0.0%
Delaware EDA (Newark Charter School) 5.00%, 9/01/42	575	537,556

District of Columbia – 2.1%
District of Columbia (American Society of Hematology) 5.00%, 7/01/36	3,000	2,995,770
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	1,850	1,886,796
District of Columbia (Friendship Pub Charter Sch) 5.00%, 6/01/42	2,660	2,334,469
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,205	4,553,805
District of Columbia Pers Income Tax 5.00%, 12/30/99(a)	10,000	10,965,600
KIPP DC 6.00%, 7/01/48	2,900	2,952,896

		25,689,336

Florida – 5.3%
Alachua Cnty FL Hlth Fac Auth (Oak Hammock at The Univ of Florida) Series 2012A 8.00%, 10/01/42-10/01/46	4,065	4,578,140
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46	5,000	5,347,150
Atlantic Beach FL Hlth Care Fac (Fleet Landing Proj) Series 2013A 5.00%, 11/15/37	4,985	4,611,025
Capital Trust Agy FL (Million Air One) 7.75%, 1/01/41	9,080	9,582,124

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lakeland FL Ed Fac (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	$1,500	$1,407,785
Lee Cnty FL IDA (Shell Point/Alliance Oblig Group) 5.00%, 11/15/22	1,500	1,509,120
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/32-11/15/42	9,050	9,001,329
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	6,710	5,649,552
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.00%, 11/15/29	4,365	4,294,069
6.75%, 11/15/21	2,520	2,611,526
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	4,000	4,379,240
Palm Beach Cnty FL (Sinai Residences of Boca Raton) Zero Coupon, 6/01/16(b)	1,000	1,000,000
2.00%, 6/01/16	2,450	2,451,176
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	4,250	4,297,642
St. John’s Cnty FL IDA (Presbyterian Retirement Svc) Series 2010A 5.875%, 8/01/40	4,000	4,058,400

		64,778,278

Georgia – 1.5%
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.00%, 9/01/30	1,000	1,022,330
6.125%, 9/01/40	6,100	6,114,518
Metro Atlanta Rapid Tran Auth GA AGM 5.00%, 7/01/29(a)	10,220	10,648,525

		17,785,373

Guam – 0.2%
Guam COP Series 2010A 6.875%, 12/01/40	910	926,981

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam GO Series 2009A 7.00%, 11/15/39	$1,000	$1,060,810

		1,987,791

Idaho – 0.4%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	4,000	4,393,920

Illinois – 6.4%
Chicago IL HFA MFHR (Goldblatts Supportive Living Project) 6.375%, 12/01/52(c)	7,950	6,640,317
Chicago IL O’Hare INTL Arpt (O’Hare Intl Arpt CFC) 5.75%, 1/01/43	2,055	2,049,061
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	2,395	2,546,364
Chicago IL Tax Increment (Metramarket Chicago Proj) Series 2010A 6.87%, 2/15/24	1,156	1,202,994
Chicago IL Transit Authority Sales Tax 5.25%, 12/01/31	5,000	5,172,600
Illinois Finance Auth Series 2010B 6.00%, 5/01/20 (Pre-refunded/ETM)	2,025	2,489,312
Illinois Finance Auth (Ascension Health) Series 2012A 5.00%, 11/15/42	6,400	6,404,096
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	1,950	1,837,232
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	2,980	2,985,871
Illinois Finance Auth (Lake Forest College) Series 2012A 6.00%, 10/01/48	1,300	1,307,033
Illinois Finance Auth (Lutheran Senior Svcs) 5.625%, 5/15/42	7,525	6,810,050
5.75%, 5/15/46	4,740	4,308,565

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (OSF Healthcare Sys) Series 2010A 6.00%, 5/15/39	$5,785	$6,220,263
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	1,250	1,146,013
8.25%, 5/15/45	2,775	2,558,023
Illinois Finance Auth (Swedish Covenant Hospital) Series 2010A 6.00%, 8/15/38	3,360	3,491,174
Illinois Finance Auth (The Landing at Plymouth Place) 6.00%, 5/15/37(c)	5,750	4,830,920
6.00%, 5/15/43	7,500	6,110,250
Illinois Finance Auth (Uno Charter Sch Network, Inc.) 6.875%, 10/01/31	3,485	3,835,521
Series 2011A 7.125%, 10/01/41	2,500	2,764,200
Matteson IL GO 8.00%, 12/01/29(d)	5,000	3,949,500

		78,659,359

Indiana – 2.9%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40	6,000	5,297,880
Indiana Finance Auth (Marquette Manor) 4.75%, 3/01/32	5,535	5,035,300
Indiana St Fin Auth (East End Crossing Proj) 5.00%, 7/01/44-7/01/48	16,000	14,202,490
Knox Cnty IN Econ Dev (Good Samaritan Hospital) Series 2012A 5.00%, 4/01/37-4/01/42	10,740	10,386,222

		34,921,892

Iowa – 0.7%
Iowa Finance Auth (Alcoa, Inc.) 4.75%, 8/01/42	3,100	2,639,402
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46	8,500	6,534,375

		9,173,777

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.4%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	$7,570	$5,003,770

Kentucky – 1.3%
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.375%, 11/15/42	7,765	6,926,225
5.50%, 11/15/45	2,350	2,113,190
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A 6.00%, 6/01/30	3,540	3,732,010
6.375%, 6/01/40	2,900	3,059,471

		15,830,896

Louisiana – 1.9%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	4,360	4,567,623
Louisiana Gas and Fuels Tax 5.00%, 5/01/16 (Pre-refunded/ETM)(a)	10,000	11,135,400
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,241,160
5.875%, 10/01/40	4,200	4,379,802
6.00%, 10/01/44	1,740	1,821,850

		23,145,835

Maine – 0.3%
Maine Hlth & Hgr Ed Fac Auth (Mainegeneral Medical Center) 6.75%, 7/01/41	3,000	3,229,530

Maryland – 0.1%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	1,000	1,042,020

Massachusetts – 2.1%
Massachusetts Dev Fin Agy (Covanta Energy Corp.) 5.25%, 11/01/42	1,950	1,718,672

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	$7,975	$7,481,188
Massachusetts Dev Fin Agy (North Hill Communities) Series 2013A 6.25%, 11/15/33	2,000	1,912,100
6.50%, 11/15/43	3,750	3,538,312
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012B 5.00%, 8/15/30(a)	10,000	10,958,400

		25,608,672

Michigan – 3.9%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/30-5/01/31	4,015	3,966,854
Detroit MI Swr Disp Series 2012A 5.25%, 7/01/39	8,600	7,993,528
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/27	5,000	4,923,100
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/46	1,000	960,630
Michigan Hosp Fin Auth (Presbyterian Villages of Michigan) 5.50%, 11/15/35	1,750	1,495,638
Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(b)	11,225	10,654,882
Michigan Strategic Fund (Evangelical Homes of Michigan Hall) 5.50%, 6/01/47	1,750	1,573,250
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	14,360	10,822,988
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) NPFGC-RE 5.00%, 12/01/27	4,630	4,791,726

		47,182,596

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.6%
Duluth MN EDA (St Lukes Hlth Sys) 6.00%, 6/15/39	$3,650	$3,616,712
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.75%, 7/01/39	3,000	3,165,300

		6,782,012

Missouri – 0.3%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,520	1,509,086
6.00%, 2/01/41	1,750	1,812,055

		3,321,141

Nebraska – 1.1%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc. (The)) 5.00%, 9/01/42	11,675	11,446,987
5.25%, 9/01/37	2,500	2,565,500

		14,012,487

Nevada – 0.6%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	7,870	7,646,413

New Hampshire – 0.3%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.) 5.00%, 1/01/42	4,585	4,233,697

New Jersey – 4.0%
Burlington Cnty NJ Brdg Commn (The Evergreens) 5.625%, 1/01/38	3,500	3,056,165
New Jersey EDA (Continental Airlines) 7.00%, 11/15/30	5,455	5,468,746
Series 1999 4.875%, 9/15/19	1,765	1,705,961
New Jersey EDA (Umm Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	6,810,619

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	$5,240	$5,322,635
New Jersey Hlth Care Fac Fin Auth (St Joseph Health Sys) 6.625%, 7/01/38	1,500	1,513,200
New Jersey Hlth Care Fac Fin Auth (Trinitas Regional Medical Center) Series 2007A 5.25%, 7/01/30	2,000	1,967,160
Tobacco Settlement Fin Corp. NJ Series 2007-1A 4.75%, 6/01/34	3,000	2,163,960
5.00%, 6/01/41	29,490	21,294,434

		49,302,880

New Mexico – 1.1%
New Mexico Hosp Equip Loan Coun (Gerald Champion Regl Med Ctr) 5.50%, 7/01/42	8,155	6,987,938
New Mexico Hosp Equip Loan Coun (Presbyterian Healthcare Svcs) 5.00%, 8/01/42	7,000	7,009,310

		13,997,248

New York – 10.0%
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/2031(a)	10,740	11,455,928
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 5.875%, 1/01/18	1,820	1,113,349
6.50%, 1/01/27	1,865	1,067,526
6.70%, 1/01/43	2,190	1,189,805
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/37	3,380	3,174,631
New York City NY Transitional 5.00%, 11/01/28(a)	10,000	11,042,700
New York City NY Transitional 5.00%, 2/01/32(a)	8,640	9,260,006
New York NY 5.00%, 10/01/28(a)	9,500	10,482,490
New York NY GO 5.125%, 12/01/27(a)	7,340	8,087,432

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	$2,000	$2,168,780
8.00%, 8/01/28	5,550	6,053,607
Series 2005 7.50%, 8/01/16	775	818,656
New York NY Mun Wtr Fin Auth Series 2013D 5.00%, 6/15/34(a)	10,000	10,643,100
New York NY Transitional Fin Auth 5.00%, 2/01/26(a)	10,000	11,168,100
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	1,900	1,839,371
Newburgh NY GO Series 2012A 5.25%, 6/15/27	1,010	974,711
5.625%, 6/15/34	1,235	1,187,601
Niagara NY Dev Corp. (Covanta Energy Corp.) 5.25%, 11/01/42	6,250	5,508,562
Orange Cnty NY Funding Corp. (The Hamlet at Wallkill) 6.50%, 1/01/46	6,375	5,569,391
Port Authority of NY & NJ (Delta Airlines, Inc.) 6.00%, 12/01/42	2,285	2,446,275
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	50	50,136
Triborough Brdg & Tunl Auth NY Series 2012B 5.00%, 11/15/28(a)	7,425	8,171,955
Triborough NY Bridge Tunnel A 5.00%, 11/15/29(a)	3,750	4,103,138
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 5.25%, 9/15/16	1,250	1,045,313
6.00%, 9/15/27-9/15/37	5,000	3,869,100

		122,491,663

North Carolina – 0.5%
North Carolina Med Care Comm (Galloway Ridge at Fearrington) 6.00%, 1/01/39	500	499,310

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.125%, 10/01/35	$6,350	$5,764,467

		6,263,777

Ohio – 4.4%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	22,130	17,085,467
Cleveland OH Arpt Sys Series 2012A 5.00%, 1/01/30	3,000	3,035,880
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	3,710	3,591,391
Series 2006A 5.00%, 8/15/36	1,290	1,234,130
Franklin Cnty OH Hlth Care Fac (First Community Village) 5.625%, 7/01/47	11,835	9,673,929
Gallia Cnty OH Hosp (Holzer Health Sys) Series 2012A 8.00%, 7/01/42	5,000	5,329,800
Hamilton Cnty OH Hlth Care (Life Enriching Communities) 5.00%, 1/01/42	1,000	942,380
Muskingum Cnty OH Hosp Fac (Genesis Hlth Sys) 5.00%, 2/15/44-2/15/48	9,000	7,109,100
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 2004A 6.00%, 12/01/22	1,192	1,180,461
6.25%, 12/01/36	3,500	3,347,680
S Estrn OH Port Auth Hosp Facs (Memorial Health Sys) 6.00%, 12/01/42	1,700	1,647,691

		54,177,909

Oklahoma – 0.9%
Oklahoma Dev Fin Auth (Inverness Village) 5.75%, 1/01/27	2,930	2,866,331
Tulsa OK Mun Aprt Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	8,700	7,914,738

		10,781,069

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 1.6%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25(a)	$7,310	$8,542,758
Oregon St Dept of Transprtn HI 5.00%, 11/15/29-11/15/30(a)	10,000	11,196,550

		19,739,308

Pennsylvania – 3.9%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	1,700	1,619,590
Allegheny Cnty PA IDA (United States Steel Corp.) 6.75%, 11/01/24	2,875	2,955,960
Clairton PA Muni Auth Series 2012B 5.00%, 12/01/37-12/01/42	8,525	7,813,191
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 5.25%, 1/01/32-1/01/41	2,650	2,458,022
6.125%, 1/01/45	4,170	4,301,981
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	4,000	4,453,280
Norristown PA Area SD COP 5.00%, 4/01/32	3,900	3,808,116
North Eastern PA Hosp & Ed Auth (Wilkes Univ) Series 2012A 5.25%, 3/01/42	2,135	1,958,606
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	3,620	3,472,630
Pennsylvania St 5.00%, 11/15/29(a)	10,000	11,012,400
Philadelphia Hosp & Hgr Ed Fac Auth (Temple Univ Hlth Sys) Series 2012A 5.625%, 7/01/42	4,730	3,990,890

		47,844,666

Puerto Rico – 2.8%
Puerto Rico Elec Pwr Auth Series 2010X 5.25%, 7/01/40	2,740	2,006,036

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010ZZ 5.25%, 7/01/23-7/01/25	$5,455	$4,213,336
Series 2013A 7.00%, 7/01/43	3,500	3,013,990
Puerto Rico GO Series 2009C 6.00%, 7/01/39	4,000	3,073,240
Series 2012A 5.00%, 7/01/41	11,460	8,137,402
5.50%, 7/01/39	12,815	9,376,735
Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.375%, 4/01/42	1,665	1,287,961
Puerto Rico Pub Fin Corp. Series 2011B 6.00%, 8/01/26	1,620	1,291,124
Puerto Rico Sales Tax Fin Corp. Series 2011A 5.25%, 8/01/43	3,000	2,322,180

		34,722,004

Rhode Island – 0.4%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	4,500	5,058,450

South Carolina – 0.8%
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(a)	10,000	10,257,400

Tennessee – 0.6%
Shelby Cnty TN Hlth Ed & Hsg Fac Brd (The Village of Germantown) 5.00%, 12/01/32	2,200	1,954,260
5.25%, 12/01/42	4,100	3,578,029
5.375%, 12/01/47	1,700	1,482,587

		7,014,876

Texas – 8.9%
Austin TX Convention Ctr Enterprise Series 2006B 6.00%, 1/01/20(b)	1,195	1,238,916
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	5,000	5,227,750
Central TX Regl Mobility Auth 6.00%, 1/01/41	5,600	5,661,040

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.00%, 8/15/32	$4,000	$3,853,440
Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.00%, 8/15/42	2,470	2,249,330
5.75%, 8/15/41	1,000	1,008,000
6.00%, 8/15/43	1,000	1,025,160
Grand Parkway Trnsp Corp. TX Series 2013B 5.00%, 4/01/53	5,000	4,940,350
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) Series 2012C 5.00%, 7/01/42	2,855	2,761,956
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	3,800	3,746,268
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(a)	9,600	10,635,552
North Texas Ed Fin Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	9,860	9,217,917
Red River TX Hlth Facs Dev Corp. (Wichita Falls Retirement Fndtn) 5.125%, 1/01/41	4,360	3,851,493
Sanger TX Indl Dev (German Pellets Gmbh) Series 2012B 8.00%, 7/01/38	12,800	12,845,312
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	750	770,228
5.50%, 11/15/22	4,000	4,041,600
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	3,000	3,262,650
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	2,016,020
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	7,450	8,129,812

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	$6,450	$6,963,033
Travis Cnty TX Cult Ed Fac Fin Corp. (Wayside Schools) Series 2012A 5.00%, 8/15/27	500	462,810
5.25%, 8/15/42	2,375	2,048,153
Travis Cnty TX Hlth Fac (Longhorn Village) Series A 7.00%, 1/01/32	8,000	7,894,000
Tyler TX Hlth Fac Dev Corp. (East Texas Medical Center) 5.375%, 11/01/37	1,500	1,414,260
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	3,000	3,245,910

		108,510,960

Utah – 1.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	3,905	4,132,076
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	2,000	2,215,580
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	2,000	2,167,720
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	1,977,724
Utah St Charter Sch Fin Auth (Vista at Entrada Sch of Performing Arts) 6.30%, 7/15/32	850	857,250
6.55%, 7/15/42	1,890	1,907,199

		13,257,549

Vermont – 0.2%
Vermont EDA (Wake Robin Corp. Proj) 5.40%, 5/01/33	3,100	2,818,396

Virginia – 6.5%
Chesapeake Trnsp Sys Toll Road (Chesapeake VA Toll Road) Series 2012A 5.00%, 7/15/47	4,600	4,288,534

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43	$1,970	$1,690,555
Fairfax Cnty VA EDA (Vinson Hall) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	5,765,167
Hanover Cnty VA EDA (Covenant Woods) Series 2012A 5.00%, 7/01/42-7/01/47	5,970	4,793,435
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	2,915	3,214,487
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	23,310	15,044,973
Virginia College Bldg Auth Virginia Lease 21st Century College Prog 5.00%, 2/01/28(a)	9,200	10,373,828
Virginia Commonwealth Transp Brd Tr 5.00%, 5/15/26(a)	8,275	9,305,568
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	15,975	14,422,869
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42	10,020	10,004,970

		78,904,386

Washington – 7.0%
Seattle WA Mun Light & Pwr 5.00%, 2/01/26(a)	7,500	8,401,800
Washington St GO 5.00%, 7/01/24-7/01/25(a)	15,000	17,137,650
Washington St HFC (Mirabella Proj) 6.75%, 10/01/47	18,350	16,873,743
Washington St HFC (Riverview Retirement Community) 5.00%, 1/01/48	5,315	4,512,594
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	12,500	10,966,388
Washington St Hgr Ed Fac Auth (Whitworth Univ) 5.25%, 10/01/46	3,250	3,189,908

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington ST Hlth Care Facs Auth (Kadlec Regl Med Ctr) 5.00%, 12/01/42	$9,390	$8,139,815
Washington ST Hlth Care Facs Auth (Multicare Hlth Sys) Series 2012A 5.00%, 8/15/44	4,000	3,956,280
Washington ST Hlth Care Facs Auth (Providence Health) Series 2012A 5.00%, 10/01/42(e)	11,850	11,777,715

		84,955,893

West Virginia – 0.2%
West Virginia Hosp Fin Auth (Thomas Health Sys) 6.50%, 10/01/38	2,445	2,360,159

Wisconsin – 0.6%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(b)	435	462,705
Univ of Wisconsin Hosp & Clinic Auth Series 2013A 5.00%, 4/01/38	6,485	6,489,540

		6,952,245

Total Municipal Obligations (cost $1,371,862,109)		1,327,591,922

	Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.3%
Swaptions – 0.3%
IRS RTP Deutsche Bank AG London (Buy Protection) Expiration: Aug 2014, (Buy Protection) Exercise Rate: 3.85%(f)	32,000	1,403,285
Expiration: Sep 2014, (Buy Protection) Exercise Rate: 3.847%(f)	32,000	1,557,187
Expiration: Oct 2014, Exercise Rate: 4.628%(f)	100,000	1,183,528

Total Options Purchased (premiums paid $8,231,200)		4,144,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

High Income Municipal Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $32,854,540)	32,854,540	$32,854,540

Total Investments – 111.7% (cost $1,412,947,849)		1,364,590,462
Other assets less liabilities – (11.7)%		(142,895,954)

Net Assets – 100.0%		$1,221,694,508

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$8,500	7/09/25	SIFMA	*	3.167%	$648,768
JPMorgan Chase Bank, NA	15,000	12/02/24	3.013%		SIFMA *	(1,033,757)
Morgan Stanley Capital Services LLC	2,500	3/17/22	SIFMA	*	3.073%	232,746
Morgan Stanley Capital Services LLC	3,000	6/11/22	SIFMA	*	2.965%	250,093

						$97,850

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $44,091,508 or 3.6% of net assets.

(c)	Illiquid security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $186,853.

(f)	Non-income producing security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

As of October 31, 2013, the Fund held 3.6% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CFC – Customer Facility Charge

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

IRS – Interest Rate Swaption

MFHR – Multi-Family Housing Revenue

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

OSF – Order of St. Francis

RTP – Real Time Pricing

SD – School District

TDF – Testing & Demonstration Facility

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

High Income Municipal Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.7%
Long-Term Municipal Bonds – 100.7%
California – 93.9%
Acalanes CA UHSD GO AGM Series 2005B 5.25%, 8/01/24	$5,000	$5,392,450
Banning CA Util Auth Wtr NPFGC-RE Series 05 5.25%, 11/01/30	8,405	8,954,183
Bay Area Toll Auth CA Series 2009F1 5.25%, 4/01/27	7,500	8,391,675
Series 2010S-2 5.00%, 10/01/30	2,350	2,487,592
Series 2013S 5.00%, 4/01/31-4/01/33	12,700	13,520,169
Beaumont CA Fing Auth AMBAC Series 2007C 5.00%, 9/01/26	3,305	3,213,319
Butte-Glenn CCD CA GO NPFGC Series 2005B 5.00%, 8/01/25	3,620	3,809,036
California Dept Wtr Res Cen Vy Series 2008AE 5.00%, 12/01/24-12/01/27	7,680	8,639,454
Series 2009AF 5.00%, 12/01/29	2,225	2,494,025
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,725	6,836,795
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/20-11/01/21	1,990	2,085,747
California Ed Fac Auth (Univ of The Pacific) 5.25%, 5/01/34	790	805,563
California Ed Fac Auth (Univ of The Pacific) 5.25%, 11/01/14 (Pre-refunded/ETM)	210	220,385
Series 2012A 5.00%, 11/01/26-11/01/30	2,150	2,292,792
California GO 5.00%, 8/01/22-2/01/32	8,315	8,830,478
5.00%, 11/01/31(a)	5,000	5,340,400
5.30%, 4/01/29	5	5,087

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Hlth Fac Fin Auth (Catholic Healthcare West) Series 2008G 5.50%, 7/01/25	$3,180	$3,514,154
California Hlth Fac Fin Auth (Cottage Healthcare Sys) NPFGC Series 2003B 5.00%, 11/01/23	2,500	2,503,900
California Hlth Fac Fin Auth (St Joseph Health Sys) Series 2013A 5.00%, 7/01/33	5,000	5,170,000
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32	2,745	2,766,191
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37	11,550	10,422,835
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 1999A 5.70%, 8/01/14	820	820,287
California Pub Wks Brd Series 2004F 5.00%, 11/01/14 (Pre-refunded/ETM)	8,065	8,448,087
Series 2005C 5.00%, 4/01/15 (Pre-refunded/ETM)	3,130	3,339,397
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 2005B 5.00%, 11/01/30	4,270	4,406,128
California Statewide CDA MFHR (Highland Creek Apts) Series 2001K 5.40%, 4/01/34	5,445	5,448,049
California Statewide CDA MFHR (Santa Paula Village Apts) Series 1998D 5.43%, 5/01/28	1,775	1,775,497
Capistrano CA USD GO AGM Series 2001B Zero Coupon, 8/01/25	8,000	4,573,760
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 2001B 5.25%, 9/01/30	3,195	3,025,314

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	$2,500	$2,524,700
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	5,100	5,115,249
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 05A 5.00%, 10/01/25	5,070	4,919,320
Encinitas CA CFD #1 5.00%, 9/01/26-9/01/29	2,800	2,863,488
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,326,407
Garden Grove CA USD GO Series 2013C 5.00%, 8/01/32	2,535	2,724,948
Irvine CA AD #13-1 5.00%, 9/02/27-9/02/29	1,760	1,753,607
Irvine CA Pub Fac Auth Assmt Series 2012A 3.25%, 9/02/19	1,215	1,189,667
4.00%, 9/02/22	1,350	1,319,477
4.25%, 9/02/24	1,525	1,492,533
Kaweah Delta CA Hlthcare NPFGC Series 04 5.25%, 8/01/25-8/01/26	3,780	3,867,177
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/28-11/01/30	11,485	11,996,573
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,085,179
Series 2010A 5.00%, 5/15/25-5/15/27	12,475	13,778,208
Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	5,250	5,796,525
AMBAC Series 2006A-2 5.00%, 7/01/31	5,000	5,206,450
Los Angeles CA Harbor Dept Series 2009C 5.00%, 8/01/26	21,450	23,778,826
Los Angeles CA USD COP 5.00%, 10/01/29	4,855	5,085,758

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012B 5.00%, 10/01/28	$4,365	$4,615,420
Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25(b)	8,000	9,093,840
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/25	1,260	1,434,397
Murrieta Vly CA USD GO AGM Series 2005B 5.125%, 9/01/15 (Pre-refunded/ETM)	1,500	1,632,855
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 5.875%, 3/01/32	1,580	1,668,038
6.00%, 3/01/36	1,125	1,217,003
AMBAC Series 05 5.00%, 3/01/26	1,900	1,949,989
RADIAN Series 04 5.00%, 3/01/24	3,060	2,992,252
Oakland CA USD GO NPFGC-RE 5.00%, 8/01/22	8,975	9,375,195
Ontario CA COP NPFGC Series 04 5.25%, 7/01/14 (Pre-refunded/ETM)	1,700	1,756,321
Orange Cnty CA COP AMBAC 6.00%, 6/01/14 (Pre-refunded/ETM)	700	825,867
Orange Cnty CA Trnsp Auth 5.00%, 8/15/29	2,360	2,539,384
Palm Springs CA COP Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	31,397,625
Palmdale CA Wtr Dist NPFGC-RE Series 04 5.00%, 10/01/14 (Pre-refunded/ETM)	1,775	1,852,213
Palo Alto CA Univ Ave AD 5.00%, 9/02/25-9/02/30	3,290	3,483,861
Placentia-Yorba Lnda CA USD GO NPFGC-RE Series 06 5.00%, 10/01/27	4,200	4,300,968
Poway CA USD CFD #6 5.00%, 9/01/26	975	1,025,339
Redding CA Elec Sys COP NPFGC Series 92A 12.203%, 7/01/22 (Pre-refunded/ETM)(c)	1,050	1,459,857

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	$1,985	$2,173,497
6.00%, 9/01/30	1,395	1,526,939
Riverside CA CCD GO NPFGC Series 2007C 5.00%, 8/01/25	1,720	1,882,179
Riverside Cnty CA Trnsp Comm Sales Tax Series 2013A 5.25%, 6/01/32	9,165	10,060,787
Rocklin CA USD CFD #1 NPFGC Series 04 5.00%, 9/01/25	1,000	1,000,780
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) Series 2000B 6.00%, 2/01/33	5,015	4,807,630
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 2000H 5.70%, 3/01/34	2,875	2,879,772
Sacramento Regl Transit Dist CA 5.00%, 3/01/36-3/01/42	4,250	4,196,073
San Bernardino CA USD GO AGM Series 2013A 5.00%, 8/01/26-8/01/28	4,500	4,853,145
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,767,670
San Bernardino Cnty CA COP Series 2009A 5.25%, 8/01/26	1,635	1,730,173
San Diego CA Pub Fac Fin Auth (San Diego CA Lease) Series 2010A 5.25%, 3/01/25	15,000	16,484,550
San Diego CA USD GO Series 2013C 5.00%, 7/01/32	3,180	3,408,769
NPFGC Series 04E-1 5.00%, 7/01/23-7/01/24	3,240	3,368,003
San Diego Cnty CA Wtr Auth Series 2004A 5.00%, 5/01/15 (Pre-refunded/ETM)	3,135	3,357,146
AGM Series 2011B 5.00%, 5/01/29-5/01/30	16,115	17,651,788

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2004A 5.00%, 5/01/27	$365	$383,462
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,200	2,309,296
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	7,432,360
AGM Series 2000A 6.125%, 1/01/27	1,480	1,483,123
San Francisco City/Cnty CA Pub Util Wtr Series 2009B 5.00%, 11/01/27	4,705	5,241,888
Series 2011A 5.00%, 11/01/27	12,000	13,297,920
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/29	1,310	1,322,838
San Joaquin Hls Trnsp Corr CA Series 93 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	17,813,200
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	17,064,400
Zero Coupon, 1/01/23 (Pre-refunded/ETM)(d)	25,000	19,455,250
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) NPFGC Series 1997A Zero Coupon, 1/15/36	22,415	5,027,236
San Jose CA Hotel Tax 6.125%, 5/01/31	5,000	5,578,950
Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	5,400	5,840,910
Santa Clara CA Elec Series 2011A 5.00%, 7/01/30	1,810	1,924,573
South Gate CA Pub Fin Auth (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,766,916
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,626,016
Southwestern CA CCD GO NPFGC Series 05 5.00%, 8/01/24	1,000	1,072,280

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Stockton CA Pub Fin Auth (Stockton CA Redev Projs) RADIAN Series 2006A 5.00%, 9/01/17	$2,285	$2,163,781
Tejon Ranch CA Pub Fac Fin CFD #1 5.25%, 9/01/26-9/01/28	2,375	2,399,240
5.50%, 9/01/30-9/01/33	2,135	2,133,366
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 2005B 5.00%, 6/01/24	3,365	3,403,193
Turlock CA Irr Dist 5.50%, 1/01/41	8,705	9,101,948
Univ of California Series 2007K 5.00%, 5/15/21	4,550	4,895,436
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,774,079

		551,637,827

Arizona – 0.2%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	1,260	1,140,602

Nevada – 0.4%
Henderson NV LID # T-14 AGM Series 2007A 5.00%, 3/01/22	2,385	2,424,615

Puerto Rico – 5.3%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 2006A 5.00%, 7/01/17	10,730	9,884,905
Puerto Rico GO Series 2006A 5.25%, 7/01/23	3,000	2,311,410
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	489,325
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	285,652
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/19 (Pre-refunded/ETM)	175	215,080
5.50%, 8/01/28	20,825	18,065,063

		31,251,435

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.9%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	$3,050	$3,328,312
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,525	1,646,299

		4,974,611

Total Municipal Obligations (cost $557,949,936)		591,429,090

	Shares

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(e) (cost $5,982,121)	5,982,121	5,982,121

Total Investments – 101.7% (cost $563,932,057)		597,411,211
Other assets less liabilities – (1.7)%		(10,067,759)

Net Assets – 100.0%		$587,343,452

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$6,500	1/25/26	SIFMA *	4.108%		$1,111,879
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA *	4.129%		343,409
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.090%	SIFMA	*	(2,573,708)
Merrill Lynch Capital Services, Inc.	10,200	8/09/26	4.063%	SIFMA	*	(1,768,888)
Merrill Lynch Capital Services, Inc.	15,000	11/15/26	4.378%	SIFMA	*	(3,125,561)

						$(6,012,869)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

California Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	Variable rate coupon, rate shown as of October 31, 2013.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $8,554,084.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2013, the Fund held 23.0% of net assets in insured bonds (of this amount 8.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

MTA – Metropolitan Transportation Authority

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

RADIAN – Radian Asset Assurance Inc.

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 98.4%
New York – 89.6%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$4,918,919
Albany NY IDA (St. Peter’s Hosp) Series 2008A 5.75%, 11/15/22	795	869,770
Build NYC Resource Corp. (YMCA of Grtr New York) 5.00%, 8/01/32	1,000	1,024,110
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,538,305
East Rochester NY Hsg Auth (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	2,550	2,759,814
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2010A 5.00%, 5/15/22-5/15/23	9,965	11,226,127
Series 2011C 5.00%, 12/01/28	7,260	7,844,793
Erie Cnty NY GO NPFGC Series 2005A 5.00%, 12/01/15 (Pre-refunded/ETM)	2,990	3,278,774
Glen Cove NY IDA Series 1992B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	10,626,876
Hempstead NY Local Dev Corp. (Hofstra Univ) 5.00%, 7/01/28	650	700,018
Long Island Pwr Auth NY Series 2012B 5.00%, 9/01/27	2,500	2,640,375
NPFGC-RE Series 2006A 5.00%, 12/01/19-12/01/24	8,300	8,895,228
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/29	4,300	4,559,376
Series 2012C 5.00%, 11/15/31	6,000	6,279,420

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012D-1 5.00%, 11/01/28	$2,480	$2,669,571
Series 2012E 5.00%, 11/15/31	2,625	2,747,246
Series 2012F 5.00%, 11/15/27	7,070	7,696,261
Series 2012H 5.00%, 11/15/33	2,500	2,588,125
NPFGC Series 2006A 5.00%, 11/15/16 (Pre-refunded/ETM)	6,890	7,827,247
NPFGC Series 2006B 5.00%, 11/15/16 (Pre-refunded/ETM)	5,000	5,680,150
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,130,396
Monroe Cnty NY IDC (Rochester General Hospital) Series 2013A 5.00%, 12/01/42	6,610	6,480,642
Montgomery Cnty NY IDA (New York St Boces Prog) XLCA Series 2005A 5.00%, 7/01/24	1,000	1,003,780
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	2,120	1,213,488
Nassau Cnty NY Local Econ Asst Corp. (South Nassau Communities Hosp) 5.00%, 7/01/31-7/01/37	4,195	4,147,873
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/32-7/01/42	5,435	5,161,999
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	10,444,800
New York NY GO Series 2004G 5.00%, 12/01/23	1,705	1,780,361
Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	50	51,756
5.00%, 8/01/21	11,350	11,701,169

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005J 5.00%, 3/01/24	$1,830	$1,929,369
Series 2007C 5.00%, 1/01/21	5,000	5,563,500
AGM Series 2004E 5.00%, 11/01/21	2,790	2,905,478
XLCA Series 2004I 5.00%, 8/01/18	10,000	10,337,500
New York NY HDC MFHR NPFGC-RE Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	10,000	10,775,600
New York NY HDC MFHR (New York NY HDC) Series 2002A 5.50%, 11/01/34	10	10,031
New York NY Mun Wtr Fin Auth Series 2008 CC 5.125%, 6/15/30	10,300	11,231,017
Series 2009FF 5.00%, 6/15/27	15,110	17,008,420
New York NY TFA Bldg Aid NPFGC-RE Series 2006S-1 5.00%, 7/15/21	7,000	7,694,470
New York NY Trnsl Fin Auth Series 2005A-1 5.00%, 11/01/24	5,000	5,361,050
Series 2013A 5.25%, 7/01/30	2,000	2,185,100
Series 2013I 5.00%, 5/01/32-5/01/33	12,500	13,381,025
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/31	9,675	10,015,463
New York NY Trst for Cult Res (Wildlife Conservation Society) Series 2013A 5.00%, 8/01/33	3,860	4,098,162
New York St Dormitory Auth 5.75%, 7/01/18 (Pre-refunded/ETM)	5,165	6,280,847
Series 2004A 5.25%, 7/01/14 (Pre-refunded/ETM)	1,825	1,885,887
New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	1,850	2,009,082

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Cornell Univ) Series 2009A 5.00%, 7/01/25	$2,465	$2,779,731
Series B 5.00%, 7/01/27	4,925	5,474,285
Series C 5.00%, 7/01/29	2,000	2,181,620
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	1,435	1,439,434
New York St Dormitory Auth (Leake and Watts Svcs) NPFGC Series 04 5.00%, 7/01/22-7/01/23	3,275	3,315,179
New York St Dormitory Auth (Manhattan College) RADIAN Series 2007A 5.00%, 7/01/27	2,445	2,455,367
New York St Dormitory Auth (Montefiore Medical Center) NPFGC-RE Series 04 5.00%, 8/01/23	1,860	1,924,635
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,253,730
New York St Dormitory Auth (New York St Boces Prog) AGM Series 04 5.00%, 8/15/23	3,175	3,247,041
New York St Dormitory Auth (New York St Lease SUNY) Series 2012A 5.00%, 5/15/27	2,700	3,000,564
New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/27	2,350	2,577,997
New York St Dormitory Auth (New York Univ) Series 2008A 5.00%, 7/01/29	4,220	4,630,184
NPFGC-RE Series 2004A 5.00%, 7/01/24	2,240	2,289,414

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	$1,405	$1,498,854
New York St Dormitory Auth (NYU Hosp Center) Series 2007A 5.00%, 7/01/22	1,200	1,295,424
Series 2007B 5.25%, 7/01/24	610	657,159
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	946,340
New York St Dormitory Auth (Rochester Inst of Technology) 5.00%, 7/01/23-7/01/38	6,335	6,993,397
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	938,390
New York St Dormitory Auth (State Univ of New York) 5.00%, 7/01/27-7/01/35	12,360	13,193,641
Series 2011A 5.00%, 7/01/28	6,690	7,292,836
Series 2012A 5.00%, 7/01/31	1,800	1,927,782
New York St Dormitory Auth (Teachers College at Columbia Univ) 5.00%, 7/01/34	2,535	2,637,794
Series 2012A 5.00%, 7/01/31	1,200	1,271,676
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	10,537,746
New York St Energy Res & Dev Auth (Long Island Lighting Co.) Series 1995A 5.30%, 8/01/25	7,500	7,502,325
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) Series 2010A 5.00%, 6/15/29	2,000	2,211,660
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,225	2,311,397

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(b)	$792	$8
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-31A 5.30%, 10/01/31	7,895	7,896,184
New York St Pwr Auth NPFGC Series 2007C 5.00%, 11/15/19-11/15/21	3,680	4,144,887
New York St Thruway Auth AMBAC Series 2004A 5.00%, 9/15/14 (Pre-refunded/ETM)	5,000	5,209,050
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/26-3/15/27	11,000	12,242,550
Series 2010A 5.00%, 3/15/28	5,000	5,492,100
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC Series 2005B 5.00%, 4/01/21	7,500	8,095,950
NPFGC-RE Series 2005B 5.00%, 4/01/17	12,750	13,826,482
Newburgh NY GO Series 2012A 5.25%, 6/15/28	1,065	1,018,854
5.50%, 6/15/32	1,320	1,265,048
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) NPFGC 5.625%, 4/01/29	2,500	2,499,900
Niagara NY Dev Corp. (Covanta Energy Corp.) 5.25%, 11/01/42	3,455	3,045,133
Onondaga Cnty NY IDA (Anheuser-Busch Cos., Inc.) Series 99 6.25%, 12/01/34	2,000	2,003,280
Onondaga Cnty NY IDA (Bristol – Myers Squibb) 5.75%, 3/01/24	4,000	4,724,400
Onondaga Cnty NY Trst for Cultural Res (Syracuse Univ) 5.00%, 12/01/28-12/01/29	2,135	2,296,396

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Cnty NY Funding Corp. (Mount St. Mary College) Series 2012A 5.00%, 7/01/37	$1,320	$1,305,467
Port Authority of NY & NJ 5.00%, 7/15/31	18,000	19,353,240
Port Authority of NY & NJ (JFK International Air Terminal LLC) NPFGC Series 97-6 5.75%, 12/01/22	6,820	6,873,673
Rensselaer Cnty NY IDA (Rensselaer Polytechnic Institute) Series 2006 5.00%, 3/01/26	7,505	7,723,170
Sachem NY CSD GO NPFGC-RE 5.00%, 10/15/21-10/15/22	5,415	5,771,403
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	942,020
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	5,990	6,057,987
Suffolk Cnty NY EDC (Peconic Landing at Southold) 5.875%, 12/01/30	2,340	2,486,367
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	1,150	1,153,128
Triborough Brdg & Tunl Auth NY Series 2006A 5.00%, 11/15/16 (Pre-refunded/ETM)	6,715	7,628,441
Series 2008D 5.00%, 11/15/26	10,000	10,887,900
Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010A 5.00%, 9/01/30	3,000	3,144,540
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 6.00%, 9/15/27	1,175	919,426
Westchester Cnty Hlth Care Corp. NY Series 2010B 6.00%, 11/01/30	1,000	1,103,580

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westchester Cnty NY Local Dev Corp. (Kendal on Hudson) 5.00%, 1/01/34	$1,800	$1,766,268
Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	700	701,890

		507,523,094

Arizona – 0.3%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	885	801,137
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,000	1,000,000

		1,801,137

Florida – 1.4%
Crossings at Fleming Is CDD FL Series 2000C 7.10%, 5/01/30(b)	5,480	4,622,818
Hammock Bay CDD FL Series 2004A 6.15%, 5/01/24	610	611,385
Marshall Creek CDD FL 6.625%, 5/01/32(b)(c)	875	805,000
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	1,940	1,943,744

		7,982,947

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 2005B 5.60%, 1/01/30	500	520,655

Guam – 0.1%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	509,005

Illinois – 0.2%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	1,236	1,238,460

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.2%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.125%, 10/01/35	$1,000	$907,790

Ohio – 0.2%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(b)	1,200	883,704

Puerto Rico – 5.3%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/22	2,085	1,626,613
Series 2008W 5.375%, 7/01/23	405	314,179
Series 2008WW 5.375%, 7/01/24	5,225	4,051,569
Puerto Rico GO Series 2001A 5.50%, 7/01/19	915	764,235
Series 2006A 5.25%, 7/01/23	1,600	1,232,752
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	489,325
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	1,795	1,795,449
5.125%, 12/01/27	1,495	1,447,623
Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.125%, 4/01/32	1,000	815,600
Puerto Rico Mun Fin Agy Series 2005A 5.25%, 8/01/23	935	719,193
Puerto Rico Sales Tax Fin Corp. Series 2009A
5.50%, 8/01/19 (Pre-refunded/ETM)	125	153,629
5.50%, 8/01/28	14,875	12,903,616
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/20-6/01/22	4,480	3,656,099

		29,969,882

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 1.0%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	$2,700	$2,946,375
7.50%, 6/30/32	1,225	1,384,569
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,350	1,457,379

		5,788,323

Virginia – 0.0%
Bell Creek CDA VA Series 2003A 6.75%, 3/01/22	100	100,237

Total Municipal Obligations (cost $548,229,256)		557,225,234

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBerstein Fixed-Income Shares Inc.– Government STIF Portfolio, 0.08%(d) (cost $1,329,880)	1,329,880	1,329,880

Total Investments – 98.6% (cost $549,559,136)		558,555,114
Other assets less liabilities – 1.4%		7,824,413

Net Assets – 100.0%		$566,379,527

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,200	1/25/26	SIFMA	*	4.108%	$376,328

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

As of October 31, 2013, the Fund held 23.7% of net assets in insured bonds (of this amount 24.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CSD – Central/Community School District

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

IDC – Industrial Development Corporation

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

SUNY – State University of New York

TFA – Transitional Finance Authority

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013

	National		High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $940,329,966 and $1,380,093,309, respectively)(a)	$950,653,946		$1,331,735,922
Affiliated issuers (cost $15,371,080 and $32,854,540, respectively)	15,371,080		32,854,540
Cash	– 0	–	122,264
Dividends and interest receivable	16,470,413		25,711,427
Receivable for capital stock sold	1,504,996		5,483,954
Receivable for investment securities sold	960,000		20,355,087
Unrealized appreciation on interest rate swaps	761,965		1,131,607
Receivable from class action settlement proceeds	16,997		– 0	–

Total assets	985,739,397		1,417,394,801

Liabilities
Payable for investment securities purchased	13,710,880		10,948,358
Payable for floating rate notes issued(b)	5,700,000		171,295,000
Payable for capital stock redeemed	1,982,886		5,778,191
Dividends payable	615,254		1,281,778
Advisory fee payable	350,736		430,900
Distribution fee payable	291,850		327,898
Administrative fee payable	16,125		15,357
Transfer Agent fee payable	15,279		13,440
Unrealized depreciation on interest rate swaps	– 0	–	1,033,757
Collateral received from broker	– 0	–	4,265,943
Accrued expenses	173,044		309,671

Total liabilities	22,856,054		195,700,293

Net Assets	$962,883,343		$1,221,694,508

Composition of Net Assets
Capital stock, at par	$97,143		$118,717
Additional paid-in capital	966,715,188		1,281,439,654
Undistributed/(distributions in excess of) net investment income	(418,112)		778,550
Accumulated net realized loss on investment transactions	(14,596,821)		(12,382,876)
Net unrealized appreciation / (depreciation) on investments	11,085,945		(48,259,537)

	$962,883,343		$1,221,694,508

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$649,617,727	65,527,687	$9.91	*

Class B	$3,125,946	315,755	$9.90

Class C	$144,358,154	14,576,923	$9.90

Advisor Class	$165,781,516	16,722,445	$9.91

High Income Municipal Portfolio

Class A	$593,741,203	57,679,331	$10.29	*

Class C	$209,480,386	20,360,132	$10.29

Advisor Class	$418,472,919	40,677,617	$10.29

(a)	Includes investment of cash collateral of $4,265,943 received from broker for OTC derivatives outstanding at October 31, 2013 for the High Income Municipal Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of National Portfolio and High Income Portfolio were $10.22 and $10.61, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Assets & Liabilities

	California	New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $557,949,936 and $548,229,256, respectively)	$591,429,090	$557,225,234
Affiliated issuers (cost $5,982,121 and $1,329,880, respectively)	5,982,121	1,329,880
Cash	90,212	22,247
Interest and dividends receivable	7,340,728	8,727,176
Unrealized appreciation on interest rate swaps	1,455,288	376,328
Receivable for capital stock sold	177,899	470,596
Receivable for investment securities sold	35,000	5,000

Total assets	606,510,338	568,156,461

Liabilities
Unrealized depreciation on interest rate swaps	7,468,157	– 0	–
Payable for investment securities purchased	5,223,900	– 0	–
Payable for floating rate notes issued(a)	4,445,000	– 0	–
Payable for capital stock redeemed	1,025,147	1,075,419
Dividends payable	461,581	202,780
Advisory fee payable	214,377	186,383
Distribution fee payable	193,960	192,956
Administrative fee payable	15,692	16,125
Transfer Agent fee payable	5,785	5,121
Accrued expenses	113,287	98,150

Total liabilities	19,166,886	1,776,934

Net Assets	$587,343,452	$566,379,527

Composition of Net Assets
Capital stock, at par	$54,221	$58,395
Additional paid-in capital	562,671,281	567,261,075
Distributions in excess of net investment income	(100,253)	(204,458)
Accumulated net realized loss on investment transactions	(2,748,082)	(10,107,791)
Net unrealized appreciation on investments	27,466,285	9,372,306

	$587,343,452	$566,379,527

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$462,298,485	42,675,829	$10.83	*

Class B	$1,016,780	93,879	$10.83

Class C	$87,172,029	8,049,104	$10.83

Advisor Class	$36,856,158	3,402,308	$10.83

New York Portfolio

Class A	$464,133,223	47,848,707	$9.70	*

Class B	$5,510,343	568,754	$9.69

Class C	$80,507,378	8,305,067	$9.69

Advisor Class	$16,228,583	1,672,631	$9.70

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of California Portfolio and New York Portfolio were $11.16 and $10.00, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

	National	High Income Municipal
Investment Income
Interest	$46,880,870	$77,110,181
Dividends – Affiliated issuers	14,399	9,800

Total income	46,895,269	77,119,981

Expenses
Advisory fee (see Note B)	4,969,075	6,795,042
Distribution fee – Class A	2,222,387	1,969,256
Distribution fee – Class B	43,703	– 0	–
Distribution fee – Class C	1,672,834	2,347,815
Transfer agency – Class A	368,648	259,911
Transfer agency – Class B	2,454	– 0	–
Transfer agency – Class C	84,858	93,802
Transfer agency – Advisor Class	94,939	184,541
Custodian	213,953	232,471
Registration fees	100,512	179,058
Printing	62,024	52,578
Audit	45,755	46,680
Administrative	45,388	43,443
Legal	30,926	30,885
Directors’ fees	16,046	16,021
Miscellaneous	27,963	25,846

Total expenses before interest expense	10,001,465	12,277,349
Interest expense	103,101	1,281,214

Total expenses	10,104,566	13,558,563
Less: expenses waived and reimbursed by the Adviser (see Note B)	(686,403)	(1,165,235)

Net expenses	9,418,163	12,393,328

Net investment income	37,477,106	64,726,653

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(14,280,236)	(9,864,328)
Swaps	188,879	4,065,737
Net change in unrealized appreciation/depreciation of:
Investments	(63,049,222)	(150,513,267)
Swaps	(153,995)	(1,298,037)

Net loss on investment transactions	(77,294,574)	(157,609,895)

Net Decrease in Net Assets from Operations	$(39,817,468)	$(92,883,242)

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

	California	New York
Investment Income
Interest	$29,138,612	$27,822,726
Dividends—Affiliated issuers	1,370	5,306

Total income	29,139,982	27,828,032

Expenses
Advisory fee (see Note B)	2,926,874	3,079,269
Distribution fee – Class A	1,528,241	1,660,318
Distribution fee – Class B	14,152	78,753
Distribution fee – Class C	1,013,868	1,006,294
Transfer agency – Class A	167,017	200,585
Transfer agency – Class B	502	3,193
Transfer agency – Class C	34,222	37,043
Transfer agency – Advisor Class	12,491	8,044
Custodian	159,123	164,925
Audit	45,119	44,530
Administrative	44,079	45,366
Printing	31,327	36,697
Legal	30,839	30,894
Registration fees	19,946	19,680
Directors’ fees	16,019	16,055
Miscellaneous	18,986	19,137

Total expenses before interest expense	6,062,805	6,450,783
Interest expense	88,827	34,858

Total expenses	6,151,632	6,485,641
Less: expenses waived and reimbursed by the Adviser (see Note B)	(340,448)	(376,624)

Net expenses	5,811,184	6,109,017

Net investment income	23,328,798	21,719,015

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(3,014,893)	(10,438,115)
Swaps	(685,700)	537,595
Net change in unrealized appreciation/depreciation of:
Investments	(38,936,768)	(41,217,824)
Swaps	3,181,522	(692,517)

Net loss on investment transactions	(39,455,839)	(51,810,861)

Net Decrease in Net Assets from Operations	$(16,127,041)	$(30,091,846)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,477,106	$36,816,517
Net realized gain (loss) on investment transactions	(14,091,357)	281,001
Net change in unrealized appreciation/depreciation of investments	(63,203,217)	59,852,832

Net increase (decrease) in net assets from operations	(39,817,468)	96,950,350
Dividends to Shareholders from
Net investment income
Class A	(25,736,465)	(26,459,796)
Class B	(121,066)	(202,783)
Class C	(4,651,132)	(4,856,287)
Advisor Class	(7,222,197)	(5,443,221)
Capital Stock Transactions
Net increase (decrease)	(77,781,548)	174,397,330

Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	16,997	– 0	–
Total increase (decrease)	(155,312,879)	234,385,593
Net Assets
Beginning of period	1,118,196,222	883,810,629

End of period (including distributions in excess of net investment income of ($418,112) and ($353,237), respectively)	$962,883,343	$1,118,196,222

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	High Income Municipal
	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$64,726,653	$42,754,063
Net realized gain (loss) on investment transactions	(5,798,591)	5,683,464
Net change in unrealized appreciation/depreciation of investments	(151,811,304)	93,637,630

Net increase (decrease) in net assets from operations	(92,883,242)	142,075,157
Dividends to Shareholders from
Net investment income
Class A	(31,708,917)	(21,761,506)
Class C	(9,723,268)	(6,149,743)
Advisor Class	(23,981,422)	(16,192,098)
Capital Stock Transactions
Net increase	118,176,111	608,238,214

Total increase (decrease)	(40,120,738)	706,210,024
Net Assets
Beginning of period	1,261,815,246	555,605,222

End of period (including undistributed net investment income of $778,550 and $433,010, respectively)	$1,221,694,508	$1,261,815,246

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Statement of Changes in Net Assets

	California
	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,328,798	$25,276,023
Net realized gain (loss) on investment transactions	(3,700,593)	3,297,879
Net change in unrealized appreciation/depreciation of investments	(35,755,246)	35,275,269

Net increase (decrease) in net assets from operations	(16,127,041)	63,849,171
Dividends and Distributions to Shareholders from
Net investment income
Class A	(17,718,045)	(19,553,440)
Class B	(39,229)	(73,764)
Class C	(2,821,519)	(3,296,080)
Advisor Class	(1,440,486)	(1,241,214)
Net realized gain on investment transactions
Class A	(1,280,780)	– 0	–
Class B	(4,103)	– 0	–
Class C	(261,726)	– 0	–
Advisor Class	(85,857)	– 0	–
Tax return of capital
Class A	(141,626)	– 0	–
Class B	(314)	– 0	–
Class C	(22,557)	– 0	–
Advisor Class	(11,513)	– 0	–
Capital Stock Transactions
Net decrease	(52,900,856)	(3,898,155)

Total increase (decrease)	(92,855,652)	35,786,518
Net Assets
Beginning of period	680,199,104	644,412,586

End of period (including distributions in excess of net investment income of ($100,253) and ($417,677), respectively)	$587,343,452	$680,199,104

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	New York
	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,719,015	$22,219,027
Net realized gain (loss) on investment transactions	(9,900,520)	1,840,618
Net change in unrealized appreciation/depreciation of investments	(41,910,341)	29,484,558

Net increase (decrease) in net assets from operations	(30,091,846)	53,544,203
Dividends and Distributions to Shareholders from
Net investment income
Class A	(18,119,416)	(18,647,543)
Class B	(202,855)	(345,159)
Class C	(2,596,232)	(2,624,391)
Advisor Class	(795,358)	(693,127)
Net realized gain on investment transactions
Class A	(952,920)	– 0	–
Class B	(15,683)	– 0	–
Class C	(175,207)	– 0	–
Advisor Class	(40,970)	– 0	–
Tax return of capital
Class A	(171,139)	– 0	–
Class B	(1,916)	– 0	–
Class C	(24,524)	– 0	–
Advisor Class	(7,512)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(100,005,084)	90,687,316

Total increase (decrease)	(153,200,662)	121,921,299
Net Assets
Beginning of period	719,580,189	597,658,890

End of period (including distributions in excess of net investment income of ($204,458) and ($407,985), respectively)	$566,379,527	$719,580,189

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2013

	High Income Municipal*
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$78,237,392
Interest expense paid	(1,281,214)
Operating expenses paid	(11,263,249)
Purchases of long-term investments	(633,720,408)
Proceeds from disposition of long-term investments	539,291,993
Proceeds from disposition of short-term investments, net	(32,854,540)
Payments for swaps, net	6,088,895

Net decrease in cash from operating activities		$(55,501,131)
Financing Activities:
Cash dividends paid	(28,352,817)
Subscriptions of capital stock, net	85,845,763
Increase in payable for floating rate notes issued	29,845,000

Net increase in cash from financing activities		87,337,946

Net increase in cash		31,836,815
Cash at beginning of period		(31,714,551)

Cash at end of period		$122,264

Reconciliation of Net Decrease in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net decrease in net assets from operations		$(92,883,242)
Adjustments:
Increase in interest and dividends receivable	$(2,598,430)
Net accretion of bond discount and amortization of bond premium	3,715,841
Decrease in accrued expenses	(151,135)
Purchases of long-term investments	(633,720,408)
Proceeds from disposition of long-term investments	539,291,993
Purchases of short-term investments, net	(32,854,540)
Payments for swaps, net	6,088,895
Net realized gain on investments	5,798,591
Net change in unrealized appreciation/depreciation of investments	151,811,304

Total adjustments		37,382,111

Net decrease in cash from operating activities		$(55,501,131)

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Level 3 securities throughout the period.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the “Portfolios”). The High Income Municipal Portfolio commenced operations on January 26, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. The National Portfolio, California Portfolio and New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The High Income Municipal Portfolio offers Class A, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of October 31, 2013:

National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$883,617,027		$67,036,919		$950,653,946
Short-Term Investments		15,371,080		– 0	–	– 0	–	15,371,080

Total Investments in Securities		15,371,080		883,617,027		67,036,919		966,025,026
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	761,965		– 0	–	761,965
Liabilities		– 0	–	– 0	–	– 0	–	– 0 –

Total+		$15,371,080		$884,378,992		$67,036,919		$966,786,991

High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,010,517,179		$317,074,743		$1,327,591,922
Options Purchased – Puts		– 0	–	4,144,000		– 0	–	4,144,000
Short-Term Investments		32,854,540		– 0	–	– 0	–	32,854,540

Total Investments in Securities		32,854,540		1,014,661,179		317,074,743		1,364,590,462
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	1,131,607		– 0	–	1,131,607
Liabilities:
Interest Rate Swaps		– 0	–	(1,033,757)		– 0	–	(1,033,757)

Total+		$32,854,540		$1,014,759,029		$317,074,743		$1,364,688,312

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$563,335,829		$28,093,261		$591,429,090
Short-Term Investments		5,982,121		– 0	–	– 0	–	5,982,121

Total Investments in Securities		5,982,121		563,335,829		28,093,261		597,411,211
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	1,455,288		– 0	–	1,455,288
Liabilities:
Interest Rate Swaps		– 0	–	(7,468,157)		– 0	–	(7,468,157)

Total+		$5,982,121		$557,322,960		$28,093,261		$591,398,342

New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$537,227,700		$19,997,534		$557,225,234
Short-Term Investments		1,329,880		– 0	–	– 0	–	1,329,880

Total Investments in Securities		1,329,880		537,227,700		19,997,534		558,555,114
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	376,328		– 0	–	376,328
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$1,329,880		$537,604,028		$19,997,534		$558,931,442

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

National Portfolio	Long-Term Municipal Bonds	Interest Rate Swaps	Total
Balance as of 10/31/12	$84,457,509	$915,960	$85,373,469
Accrued discounts/(premiums)	(1,068)	– 0	–	(1,068)
Realized gain (loss)	39,598	– 0	–	39,598
Change in unrealized appreciation/depreciation	(5,503,238)	– 0	–	(5,503,238)
Purchases	6,383,303	– 0	–	6,383,303
Sales	(18,950,591)	– 0	–	(18,950,591)
Transfers in to Level 3	611,406	– 0	–	611,406
Transfers out of Level 3	– 0	–	(915,960)	(915,960)

Balance as of 10/31/13 +	$67,036,919	$	– 0	–	$67,036,919

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(4,805,786)	$	– 0	–	$(4,805,786)

High Income Municipal Portfolio	Long-Term Municipal Bonds	Interest Rate Swaps	Total
Balance as of 10/31/12	$276,264,249	$(24,042)	$276,240,207
Accrued discounts/(premiums)	121,078	– 0	–	121,078
Realized gain (loss)	1,746,577	– 0	–	1,746,577
Change in unrealized appreciation/depreciation	(27,264,746)	– 0	–	(27,264,746)
Purchases	107,464,912	– 0	–	107,464,912
Sales	(38,607,007)	– 0	–	(38,607,007)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(2,650,320)	24,042	(2,626,278)

Balance as of 10/31/13 +	$317,074,743	$	– 0	–	$317,074,743

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(24,520,892)	$	– 0	–	$(24,520,892)

California Portfolio	Long-Term Municipal Bonds	Interest Rate Swaps	Total
Balance as of 10/31/12	$38,145,686	$(9,194,391)	$28,951,295
Accrued discounts/(premiums)	36,067	– 0	–	36,067
Realized gain (loss)	162,232	– 0	–	162,232
Change in unrealized appreciation/depreciation	(833,035)	– 0	–	(833,035)
Purchases	208,930	– 0	–	208,930
Sales	(9,626,619)	– 0	–	(9,626,619)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3 ++	– 0	–	9,194,391	9,194,391

Balance as of 10/31/13	$28,093,261	$	– 0	–	$28,093,261

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(757,407)	$	– 0	–	$(757,407)

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

New York Portfolio	Long-Term Municipal Bonds		Interest Rate Swaps			Total
Balance as of 10/31/12	$24,344,339			$1,068,845		$25,413,184
Accrued discounts/(premiums)	21,493			– 0	–	21,493
Realized gain (loss)	92,979			– 0	–	92,979
Change in unrealized appreciation/depreciation	(1,165,918)			– 0	–	(1,165,918)
Purchases	57,641			– 0	–	57,641
Sales	(3,353,000)			– 0	–	(3,353,000)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(1,068,845)		(1,068,845)

Balance as of 10/31/13+	$19,997,534		$	– 0	–	$19,997,534

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(1,093,937)		$	– 0	–	$(1,093,937)

+	There were de minimis transfers under 1% of net assets during the reporting period.

++	Transferred out of Level 3 into Level 2 due to increase in observable inputs.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at October 31, 2013:

National Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$58,733,719	Third Party Vendor	Evaluated Quotes	$0.00-$120.32/ $ 96.15

	$2,171,200	Terms of Recovery Value	Recovery Rate*	95.7%/ N/A

	$6,132,000	Probability- Weighted Expected Return Method	Lease Rate*	$13.14-$17.00/ $ 14.07
			Lease Expenses and Taxes*	$13.12-$13.57/ $ 13.35
			Occupancy Rate*	90%/ N/A

*	Significant increases (decreases) in the recovery rate, lease rate and occupancy rate would increase (decrease) the fair value measurement. Significant increases (decreases) in lease expenses and taxes would decrease (increase) the fair value measurement.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

High Income Municipal Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$317,074,743	Third Party Vendor	Evaluated Quotes	$54.33-$112.96/ $ 95.20

California Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$28,093,261	Third Party Vendor	Evaluated Quotes	$90.52-$104.95/
				$ 99.47

New York Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$19,192,534	Third Party Vendor	Evaluated Quotes	$0.00-$103.51/ $ 90.59

	$805,000	Terms of Recovery Value	Recovery Rate*	95.7%/ N/A

*	Significant increases (decreases) in the recovery rate would increase (decrease) the fair value measurement.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
National	.45%	.40%	.35%
High Income Municipal	.50%	.45%	.40%
California	.45%	.40%	.35%
New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective February 1, 2013(a)
Portfolio	Class A	Class B	Class C	Advisor Class
National	.80%	1.50%	1.50%	.50%
California	.80%	1.50%	1.50%	.50%
New York	.80%	1.50%	1.50%	.50%

	Effective January 26, 2010(b)
Portfolio	Class A	Class C	Advisor Class
High Income Municipal	.80%	1.50%	.50%

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Notes to Financial Statements

This contractual agreement extends through January 13, 2014 for all Portfolios and may be extended by the Adviser for additional one year terms.

(a)	Prior to February 1, 2013, the Expense Caps were .75%, 1.45%, 1.45% and .45% for Class A, Class B, Class C and Advisor Class, respecttively.

(b)	Commenced operations on January 26, 2010.

For the year ended October 31, 2013, such reimbursements amounted to $686,403, $1,165,235, $340,448 and $376,624 for National, High Income Municipal, California and New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended October 31, 2013, the reimbursement for such services amounted to $45,388, $43,443 $44,079 and $45,366 for National, High Income Municipal, California and New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $200,221; High Income Municipal Portfolio, $121,081; California Portfolio, $84,961 and New York Portfolio, $102,330 for the year ended October 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended October 31, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
National	$3,215	$109,591	$663	$29,553
High Income Municipal	7,263	153,166	NA	87,962
California	310	2,646	95	7,777
New York	16	62,284	1,632	30,403

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended October 31, 2013 is as follows:

Portfolio	Market Value October 31, 2012 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
National	$10,884		$181,217	$176,730	$15,371	$14
High Income Municipal	– 0	–	341,991	309,136	32,855	10
California	– 0	–	72,714	66,732	5,982	1
New York	3,643		77,978	80,291	1,330	5

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,404,344	$6,031,586
High Income Municipal	NA	1,251,080
California	6,827,638	6,881,696
New York	6,005,295	3,872,566

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the year ended October 31, 2013, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
National	$288,784,704	$	– 0	–	$375,725,777	$	– 0	–
High Income Municipal	629,974,055		– 0	–	548,355,081		– 0	–
California	142,423,980		– 0	–	220,195,076		– 0	–
New York	127,055,166		– 0	–	218,750,661		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
National	$950,030,733	$35,129,963	$(24,854,336)	$10,275,627
High Income Municipal	1,242,194,300	27,723,099	(76,794,459)	(49,071,360)
California	559,512,415	45,082,372	(11,637,608)	33,444,764
New York	549,568,034	23,249,252	(14,262,172)	8,987,080

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Notes to Financial Statements

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

For the year ended October 31, 2013, the Portfolios had no transactions in written options.

During the year ended October 31, 2013, the High Income Municipal Portfolio held purchased options for hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2013, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended October 31, 2013, the High Income Municipal Portfolio held credit default swaps for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2013 National and New York Portfolios did not have OTC derivatives with contingent features in net liability positions. As of October 31, 2013, the High Income Municipal Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $384,990. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $186,853. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

position, an amount of $198,137 would be required to be posted by the Portfolio. As of October 31, 2013, the California Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $7,124,748. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $ 8,554,084. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Portfolio.

At October 31, 2013, the Portfolios had entered into the following derivatives:

National Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$761,965

Total		$761,965

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$188,879	$(153,995)

Total		$188,879	$(153,995)

High Income Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$4,144,000
Interest rate contracts	Unrealized appreciation on interest rate swaps	1,131,607	Unrealized depreciation on interest rate swaps	$1,033,757

Total		$5,275,607		$1,033,757

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$9,245,506	$(4,087,200)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(13,503)	121,892
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,256,491	(1,419,929)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	822,749	– 0 –

Total		$13,311,243	$(5,385,237)

California Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,455,288	Unrealized depreciation on interest rate swaps	$7,468,157

Total		$1,455,288		$7,468,157

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(685,700)	$3,182,522

Total		$(685,700)	$3,182,522

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Notes to Financial Statements

New York Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$376,328

Total		$376,328

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$537,595	$(692,517)

Total		$537,595	$(692,517)

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended October 31, 2013:

National Portfolio
Interest Rate Swaps:
Average notional amount	$6,300,000

High Income Municipal Portfolio
Purchased Options:
Average monthly cost	$7,337,190	(a)

Interest Rate Swaps:
Average notional amount	$29,000,000

Credit Default Swaps:
Average notional amount of sale contracts	$18,128,571	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$30,000,000	(c)
Average notional amount of sale contracts	$30,000,000	(d)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for thirty six days during the year.

(d)	Positions were open for less than one month during the year.

California Portfolio
Interest Rate Swaps:
Average notional amount	$51,453,846

New York Portfolio
Interest Rate Swaps:
Average notional amount	$4,584,615

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares and 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	National Portfolio
	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	14,738,550	17,456,505	$154,664,850	$180,792,892

Shares issued in reinvestment of dividends	1,427,938	1,416,959	14,714,891	14,666,363

Shares converted from Class B	117,064	192,375	1,217,640	1,994,689

Shares redeemed	(21,828,337)	(12,386,292)	(223,654,762)	(127,545,262)

Net increase (decrease)	(5,544,785)	6,679,547	$(53,057,381)	$69,908,682

Class B
Shares sold	31,291	42,570	$329,739	$442,900

Shares issued in reinvestment of dividends	6,558	11,041	67,737	113,815

Shares converted to Class A	(117,221)	(192,706)	(1,217,640)	(1,994,689)

Shares redeemed	(111,384)	(91,146)	(1,137,245)	(945,075)

Net decrease	(190,756)	(230,241)	$(1,957,409)	$(2,383,049)

Class C
Shares sold	2,328,761	3,949,628	$24,323,797	$40,975,140

Shares issued in reinvestment of dividends	278,724	290,622	2,868,191	3,004,431

Shares redeemed	(4,275,375)	(2,079,396)	(43,407,164)	(21,497,492)

Net increase (decrease)	(1,667,890)	2,160,854	$(16,215,176)	$22,482,079

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Notes to Financial Statements

	National Portfolio
	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Advisor Class
Shares sold	9,021,101	10,170,141	$94,096,522	$105,803,449

Shares issued in reinvestment of dividends	493,760	367,722	5,089,961	3,816,296

Shares redeemed	(10,345,853)	(2,436,761)	(105,738,065)	(25,230,127)

Net increase (decrease)	(830,992)	8,101,102	$(6,551,582)	$84,389,618

	High Income Municipal Portfolio
	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	35,957,029	35,560,262	$403,768,599	$389,173,156

Shares issued in reinvestment of dividends	1,602,631	1,100,309	17,657,754	12,081,247

Shares redeemed	(33,332,782)	(10,565,947)	(366,084,101)	(115,359,687)

Net increase	4,226,878	26,094,624	$55,342,252	$285,894,716

Class C
Shares sold	8,554,585	11,346,764	$96,689,349	$124,402,381

Shares issued in reinvestment of dividends	516,650	317,577	5,677,744	3,486,152

Shares redeemed	(7,224,545)	(1,666,915)	(77,935,432)	(18,306,091)

Net increase	1,846,690	9,997,426	$24,431,661	$109,582,442

Advisor Class
Shares sold	34,684,900	23,511,024	$389,689,339	$257,175,070

Shares issued in reinvestment of dividends	1,268,326	908,832	13,969,476	9,973,060

Shares redeemed	(33,229,784)	(4,958,879)	(365,256,617)	(54,387,074)

Net increase	2,723,442	19,460,977	$38,402,198	$212,761,056

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	California Portfolio
	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	4,572,068	3,888,237	$51,990,557	$43,839,107

Shares issued in reinvestment of dividends and distributions	835,570	855,340	9,393,683	9,631,121

Shares converted from Class B	41,724	87,089	471,131	986,980

Shares redeemed	(9,103,936)	(5,714,590)	(101,530,861)	(64,374,982)

Net decrease	(3,654,574)	(883,924)	$(39,675,490)	$(9,917,774)

Class B
Shares sold	972	1,851	$10,920	$20,923

Shares issued in reinvestment of dividends and distributions	2,973	4,969	33,550	55,797

Shares converted to Class A	(41,735)	(87,099)	(471,131)	(986,980)

Shares redeemed	(25,115)	(27,987)	(277,243)	(316,842)

Net decrease	(62,905)	(108,266)	$(703,904)	$(1,227,102)

Class C
Shares sold	534,408	749,858	$6,097,466	$8,432,578

Shares issued in reinvestment of dividends and distributions	153,890	161,259	1,730,989	1,815,127

Shares redeemed	(2,013,722)	(1,371,015)	(22,249,424)	(15,440,941)

Net decrease	(1,325,424)	(459,898)	$(14,420,969)	$(5,193,236)

Advisor Class
Shares sold	1,982,212	2,012,481	$22,284,216	$22,724,092

Shares issued in reinvestment of dividends and distributions	82,997	64,057	929,512	722,713

Shares redeemed	(1,922,951)	(970,091)	(21,314,221)	(11,006,848)

Net increase	142,258	1,106,447	$1,899,507	$12,439,957

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Notes to Financial Statements

	New York Portfolio
	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	13,224,668	12,810,814	$134,404,340	$131,999,510

Shares issued in reinvestment of dividends and distributions	1,089,280	1,121,749	11,052,638	11,524,491

Shares converted from Class B	294,122	421,586	2,980,121	4,349,293

Shares redeemed	(22,164,579)	(8,420,695)	(221,368,058)	(86,603,351)

Net increase (decrease)	(7,556,509)	5,933,454	$(72,930,959)	$61,269,943

Class B
Shares sold	33,953	34,740	$359,225	$357,641

Shares issued in reinvestment of dividends and distributions	15,242	26,469	154,862	271,184

Shares converted to Class A	(294,499)	(422,156)	(2,980,121)	(4,349,293)

Shares redeemed	(110,432)	(134,316)	(1,105,949)	(1,375,620)

Net decrease	(355,736)	(495,263)	$(3,571,983)	$(5,096,088)

Class C
Shares sold	1,554,924	3,388,245	$16,044,056	$34,875,400

Shares issued in reinvestment of dividends and distributions	196,285	189,433	1,990,505	1,946,431

Shares redeemed	(3,592,816)	(1,383,693)	(35,700,102)	(14,243,062)

Net increase (decrease)	(1,841,607)	2,193,985	$(17,665,541)	$22,578,769

Advisor Class
Shares sold	1,097,023	1,473,104	$11,330,909	$15,146,074

Shares issued in reinvestment of dividends and distributions	54,607	42,915	554,945	442,446

Shares redeemed	(1,760,196)	(355,154)	(17,722,455)	(3,653,828)

Net increase (decrease)	(608,566)	1,160,865	$(5,836,601)	$11,934,692

For the year ended October 31, 2013, the National Portfolio received $16,997 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payments.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York and California Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of a Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Notes to Financial Statements

illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—A Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—A Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the financial statements for more information about tender option bond transactions.

A Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, a Portfolio enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Notes to Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended October 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

National Portfolio	2013	2012
Distributions paid from:
Ordinary income	$317,288	$392,886

Total taxable distributions	317,288	392,886
Tax exempt distributions	37,413,572	36,569,201

Total distributions paid	$37,730,860	$36,962,087

High Income Municipal Portfolio	2013	2012
Distributions paid from:
Ordinary income	$1,616,325	$2,344,671

Total taxable distributions	1,616,325	2,344,671
Tax exempt distributions	63,797,282	41,758,676

Total distributions paid	$65,413,607	$44,103,347

California Portfolio	2013	2012
Distributions paid from:
Ordinary income	$448,143	$489,261
Long-term capital gains	1,632,466	125,914

Total taxable distributions	2,080,609	615,175
Tax return of capital	176,010	0
Tax exempt distributions	21,571,136	23,549,323

Total distributions paid	$23,827,755	$24,164,498

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

New York Portfolio	2013	2012
Distributions paid from:
Ordinary income	$196,136	$233,524
Long-term capital gains	1,184,780	0

Total taxable distributions	1,380,916	233,524
Tax return of capital	205,091	0
Tax exempt distributions	21,517,725	22,076,696

Total distributions paid	$23,103,732	$22,310,220

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
National	$268,806	($14,548,469)	$10,965,929	($3,313,734)
High Income Municipal	2,077,686	(11,668,902)	(48,938,947)	(58,530,163)
California	– 0 –	(2,713,689)	27,793,223	25,079,534
New York	– 0 –	(10,098,893)	9,361,730	(737,163)

(a)	At October 31, 2013, National Portfolio, High Income Municipal Portfolio, California Portfolio, and New York Portfolio had capital loss carryforwards for federal income tax purposes.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
National	$11,613,171	$ 2,935,298	No expiration
High Income Municipal	4,182,905	n/a	2019
High Income Municipal	7,485,997	n/a	No expiration
California	2,713,689	n/a	No expiration
New York	8,391,885	1,707,008	No expiration

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Notes to Financial Statements

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio — primarily due to the tax treatment of swaps, the redesignation of dividends, and proceeds from third party regulatory settlement — is reflected as an adjustment to the components of capital as of October 31, 2013 as shown below:

Portfolio	Increase(Decrease) to Additional Paid- In Capital		Increase(Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase(Decrease) to Accumulated Net Realized Gain(Loss) on Investment Transactions
National	$(16,997)		$188,879	$(171,882)
High Income Municipal	– 0	–	1,032,494	(1,032,494)
California	– 0	–	(1,001,902)	1,001,902
New York	– 0	–	198,373	(198,373)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the “Fixed Rate Bond” into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At October 31, 2013, the amount of Floating Rate Notes outstanding was $5,700,000, $171,295,000 and $4,445,000 and the related interest rate was 0.09%, 0.09% to 0.16% and 0.09% for National, High Income Municipal and California Portfolios, respectively.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the year ended October 31, 2013, the Portfolio’s did not engage in such transactions.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Year Ended October 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.61	$ 9.97	$ 10.04	$ 9.62		$ 8.90

Income From Investment Operations
Net investment income(a)(b)	.36	.39	.43	.41		.40
Net realized and unrealized gain (loss) on investment transactions	(.70)	.65	(.07)	.42		.74

Net increase (decrease) in net asset value from operations	(.34)	1.04	.36	.83		1.14

Less: Dividends
Dividends from net investment income	(.36)	(.40)	(.43)	(.41)		(.42)

Net asset value, end of period	$ 9.91	$ 10.61	$ 9.97	$ 10.04		$ 9.62

Total Return
Total investment return based on net asset value(c)	(3.27)%	10.57%	3.80%	8.81%		13.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$649,618	$754,297	$641,972	$712,033		$642,319
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.80%	.76%	.76%	.76	%+	.74%
Expenses, before waivers/reimbursements(d)	.86%	.86%	.88%	.87	%+	.89%
Net investment income(a)	3.45%	3.81%	4.42%	4.16	%+	4.47%
Portfolio turnover rate	26%	11%	8%	13%		11%

See footnote summary on pages 134-135.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Year Ended October 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.60	$ 9.96	$ 10.02	$ 9.61		$ 8.89

Income From Investment Operations
Net investment income(a)(b)	.28	.33	.36	.34		.34
Net realized and unrealized gain (loss) on investment transactions	(.69)	.64	(.06)	.41		.73

Net increase (decrease) in net asset value from operations	(.41)	.97	.30	.75		1.07

Less: Dividends
Dividends from net investment income	(.29)	(.33)	(.36)	(.34)		(.35)

Net asset value, end of period	$ 9.90	$ 10.60	$ 9.96	$ 10.02		$ 9.61

Total Return
Total investment return based on net asset value(c)	(3.95)%	9.83%	3.19%	7.97%		12.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,126	$5,368	$7,334	$12,640		$19,492
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49%	1.46%	1.46%	1.46	%+	1.44%
Expenses, before waivers/reimbursements(d)	1.57%	1.58%	1.60%	1.60	%+	1.61%
Net investment income(a)	2.75%	3.16%	3.74%	3.48	%+	3.80%
Portfolio turnover rate	26%	11%	8%	13%		11%

See footnote summary on pages 134-135.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Year Ended October 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.60	$ 9.96	$ 10.03	$ 9.61		$ 8.89

Income From Investment Operations
Net investment income(a)(b)	.29	.32	.36	.34		.34
Net realized and unrealized gain (loss) on investment transactions	(.70)	.64	(.07)	.42		.73

Net increase (decrease) in net asset value from operations	(.41)	.96	.29	.76		1.07

Less: Dividends
Dividends from net investment income	(.29)	(.32)	(.36)	(.34)		(.35)

Net asset value, end of period	$ 9.90	$ 10.60	$ 9.96	$ 10.03		$ 9.61

Total Return
Total investment return based on net asset value(c)	(3.95)%	9.81%	3.09%	8.07%		12.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144,358	$172,228	$140,265	$153,200		$131,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50%	1.46%	1.46%	1.46	%+	1.44%
Expenses, before waivers/reimbursements(d)	1.56%	1.57%	1.58%	1.58	%+	1.60%
Net investment income(a)	2.76%	3.11%	3.72%	3.47	%+	3.76%
Portfolio turnover rate	26%	11%	8%	13%		11%

See footnote summary on pages 134-135.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Year Ended October 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 10.61	$ 9.97	$ 10.04	$ 9.62		$ 8.90

Income From Investment Operations
Net investment income(a)(b)	.39	.42	.46	.44		.42
Net realized and unrealized gain (loss) on investment transactions	(.70)	.65	(.07)	.42		.74

Net increase (decrease) in net asset value from operations	(.31)	1.07	.39	.86		1.16

Less: Dividends
Dividends from net investment income	(.39)	(.43)	(.46)	(.44)		(.44)

Net asset value, end of period	$ 9.91	$ 10.61	$ 9.97	$ 10.04		$ 9.62

Total Return
Total investment return based on net asset value(c)	(2.98)%	10.91%	4.11%	9.14%		13.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$165,782	$186,303	$94,240	$72,609		$39,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.50%	.46%	.46%	.46	%+	.45%
Expenses, before waivers/reimbursements(d)	.56%	.56%	.58%	.57	%+	.57%
Net investment income(a)	3.74%	4.08%	4.70%	4.45	%+	4.55%
Portfolio turnover rate	26%	11%	8%	13%		11%

See footnote summary on pages 134-135.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class A
Year Ended October 31,	January 26, 2010(e) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.53	.53	.54	.40
Net realized and unrealized gain (loss) on investment transactions	(1.18)	1.28	(.42)	.71

Net increase (decrease) in net asset value from operations	(.65)	1.81	.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.55)	(.56)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.54)	(.55)	(.59)	(.42)

Net asset value, end of period	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	(5.88)%	18.08%	1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$593,742	$613,787	$279,661	$240,484
Ratio to average net assets of:
Expenses, net of fee waivers/reimbursements(d)	.89%	.91%	.92%	.90	%+^(f)
Expenses, before fee waivers/reimbursements(d)	.98%	1.00%	1.06%	1.27	%+^
Net investment income(a)	4.78%	4.81%	5.51%	5.29	%+^
Portfolio turnover rate	41%	14%	43%	27%

See footnote summary on pages 134-135.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class C
Year Ended October 31,	January 26, 2010(e) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.46	.45	.47	.36
Net realized and unrealized gain (loss) on investment transactions	(1.19)	1.28	(.42)	.69

Net increase (decrease) in net asset value from operations	(.73)	1.73	.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.46)	(.47)	(.49)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.46)	(.47)	(.52)	(.36)

Net asset value, end of period	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	(6.53)%	17.27%	.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$209,480	$212,480	$87,012	$68,911
Ratio to average net assets of:
Expenses, net of fee waivers/reimbursements(d)	1.59%	1.61%	1.62%	1.59	%+^(f)
Expenses, before fee waivers/reimbursements(d)	1.68%	1.71%	1.76%	2.00	%+^
Net investment income(a)	4.09%	4.10%	4.81%	4.63	%+^
Portfolio turnover rate	41%	14%	43%	27%

See footnote summary on pages 134-135.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	High Income Municipal Portfolio
	Advisor Class
	Year Ended October 31,			January 26, 2010(e) to October 31, 2010
	2013	2012	2011

Net asset value, beginning of period	$ 11.48	$ 10.22	$ 010.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.57	.56	.57	.43
Net realized and unrealized gain (loss) on investment transactions	(1.19)	1.28	(.42)	.70

Net increase (decrease) in net asset value from operations	(.62)	1.84	.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.57)	(.58)	(.59)	(.44)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	(.03)	– 0 –

Total dividends and distributions	(.57)	(.58)	(.62)	(.44)

Net asset value, end of period	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	(5.60)%	18.44%	1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$418,473	$435,548	$188,932	$100,804
Ratio to average net assets of:
Expenses, net of fee waivers/reimbursements(d)	.59%	.61%	.62%	.57	%+^(f)
Expenses, before fee waivers/reimbursements(d)	.68%	.71%	.76%	1.12	%+^
Net investment income(a)	5.08%	5.13%	5.81%	5.56	%+^
Portfolio turnover rate	41%	14%	43%	27%

See footnote summary on pages 134-135.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class A
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.41	.44	.46	.46	.47
Net realized and unrealized gain (loss) on investment transactions	(.67)	.65	(.10)	.42	.64

Net increase (decrease) in net asset value from operations	(.26)	1.09	.36	.88	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.42)	(.45)	(.45)	(.45)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.42)	(.46)	(.45)	(.45)

Net asset value, end of period	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Total Return
Total investment return based on net asset value(c)	(2.31)%	10.19%	3.47%	8.49%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$462,298	$533,057	$511,656	$599,027	$610,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.80%	.76%	.76%	.75	%+	.75%
Expenses, before waivers/reimbursements(d)	.85%	.85%	.86%	.85	%+	.86%
Net investment income(a)	3.68%	3.89%	4.39%	4.30	%+	4.61%
Portfolio turnover rate	22%	23%	12%	8%	9%

See footnote summary on pages 134-135.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class B
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.50	$ 10.84	$ 10.94	$ 10.50	$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.33	.36	.39	.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.66)	.64	(.11)	.43	.65

Net increase (decrease) in net asset value from operations	(.33)	1.00	.28	.81	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.34)	(.37)	(.37)	(.38)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.34)	(.38)	(.37)	(.38)

Net asset value, end of period	$ 10.83	$ 11.50	$ 10.84	$ 10.94	$ 10.50

Total Return
Total investment return based on net asset value(c)	(2.90)%	9.34%	2.75%	7.85%	10.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,017	$1,804	$2,872	$5,267	$8,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50%	1.46%	1.46%	1.45	%+	1.45%
Expenses, before waivers/reimbursements(d)	1.56%	1.58%	1.58%	1.57	%+	1.57%
Net investment income(a)	2.97%	3.21%	3.70%	3.61	%+	3.93%
Portfolio turnover rate	22%	23%	12%	8%	9%

See	footnote summary on pags 134-135.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class C
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.50	$ 10.83	$ 10.93	$ 10.50	$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.34	.36	.39	.39	.39
Net realized and unrealized gain (loss) on investment transactions	(.67)	.65	(.11)	.41	.65

Net increase (decrease) in net asset value from operations	(.33)	1.01	.28	.80	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.34)	(.37)	(.37)	(.38)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.34)	(.38)	(.37)	(.38)

Net asset value, end of period	$ 10.83	$ 11.50	$ 10.83	$ 10.93	$ 10.50

Total Return
Total investment return based on net asset value(c)	(2.90)%	9.44%	2.75%	7.75%	10.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,172	$107,831	$106,547	$117,354	$118,726
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50%	1.46%	1.46%	1.45	%+	1.45%
Expenses, before waivers/reimbursements(d)	1.55%	1.55%	1.56%	1.55	%+	1.56%
Net investment income(a)	2.98	%^	3.19%	3.69%	3.60	%+	3.91%
Portfolio turnover rate	22%	23%	12%	8%	9%

See	footnote summary on pages 134-135 .

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Advisor Class
Year Ended October 31,
2003	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.45	.47	.49	.49	.48
Net realized and unrealized gain (loss) on investment transactions	(.68)	.65	(.10)	.42	.66

Net increase (decrease) in net asset value from operations	(.23)	1.12	.39	.91	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.45)	(.48)	(.48)	(.48)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.45)	(.49)	(.48)	(.48)

Net asset value, end of period	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Total Return
Total investment return based on net asset value(c)	(2.02)%	10.53%	3.78%	8.82%	11.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,856	$37,507	$23,338	$13,614	$8,455
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.50%	.46%	.46%	.45	%+	.45%
Expenses, before waivers/reimbursements(d)	.55%	.55%	.55%	.55	%+	.55%
Net investment income(a)	3.97%	4.16%	4.65%	4.59	%+	4.80%
Portfolio turnover rate	22%	23%	12%	8%	9%

See footnote summary on pages 134-135.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 10.47		$ 9.97		$ 10.01		$ 9.69		$ 9.01

Income From Investment Operations
Net investment income(a)(b)	.33		.36		.38		.37		.38
Net realized and unrealized gain (loss) on investment transactions	(.76)		.50		(.04)		.32		.68

Net increase (decrease) in net asset value from operations	(.43)		.86		.34		.69		1.06

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.36)		(.38)		(.37)		(.38)
Distributions from net realized gain on investment transactions	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)		(.36)		(.38)		(.37)		(.38)

Net asset value, end of period	$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Total Return
Total investment return based on net asset value(c)	(4.07)%		8.76%		3.56%		7.26%		12.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$464,134		$579,899		$493,133		$516,566		$444,600
Ratio to average net assets of:
Expenses, before waivers/reimbursements(d)	.79%		.75%		.75%		.75	%+	.72%
Expenses, before waivers/reimbursements(d)	.85%		.85%		.87%		.86	%+	.88%
Net investment income(a)	3.28%		3.49%		3.90%		3.76	%+	4.09%
Portfolio turnover rate	19%		14%		7%		5%		2%

See footnote summary on pages 134-135.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 10.45		$ 9.96		$ 10.00		$ 9.68		$ 9.00

Income From Investment Operations
Net investment income(a)(b)	.26		.29		.31		.30		.32
Net realized and unrealized gain (loss) on investment transactions	(.74)		.49		(.04)		.32		.68

Net increase (decrease) in net asset value from operations	(.48)		.78		.27		.62		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.29)		(.31)		(.30)		(.32)
Distributions from net realized gain on investment transactions	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)		(.29)		(.31)		(.30)		(.32)

Net asset value, end of period	$ 9.69		$ 10.45		$ 9.96		$ 10.00		$ 9.68

Total Return
Total investment return based on net asset value(c)	(4.64)%		7.92%		2.85%		6.53%		11.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,510		$9,664		$14,134		$24,682		$36,520
Ratio to average net assets of:
Expenses, before waivers/reimbursements(d)	1.49%		1.45%		1.45%		1.45	%+	1.42%
Expenses, before waivers/reimbursements(d)	1.55%		1.57%		1.59%		1.58	%+	1.60%
Net investment income(a)	2.57%		2.82%		3.22%		3.08	%+	3.43%
Portfolio turnover rate	19%		14%		7%		5%		2%

See footnote summary on pages 134-135.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 10.46		$ 9.96		$ 10.01		$ 9.68		$ 9.01

Income From Investment Operations
Net investment income(a)(b)	.26		.29		.31		.30		.31
Net realized and unrealized gain (loss) on investment transactions	(.75)		.50		(.05)		.33		.68

Net increase (decrease) in net asset value from operations	(.49)		.79		.26		.63		.99

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.29)		(.31)		(.30)		(.32)
Distributions from net realized gain on investment transactions	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)		(.29)		(.31)		(.30)		(.32)

Net asset value, end of period	$ 9.69		$ 10.46		$ 9.96		$ 10.01		$ 9.68

Total Return
Total investment return based on net asset value(c)	(4.74)%		8.01%		2.74%		6.62%		11.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,507		$106,135		$79,223		$90,789		$67,718
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.49%		1.45%		1.45%		1.45	%+	1.42%
Expenses, net of waivers/reimbursements(d))	1.55%		1.55%		1.57%		1.56	%+	1.58%
Net investment income(a)	2.58%		2.79%		3.20%		3.05	%+	3.38%
Portfolio turnover rate	19%		14%		7%		5%		2%

See footnote summary on pages 134-135.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 10.47		$ 9.97		$ 10.01		$ 9.69		$ 9.02

Income From Investment Operations
Net investment income(a)(b)	.37		.39		.41		.40		.41
Net realized and unrealized gain (loss) on investment transactions	(.76)		.50		(.04)		.32		.67

Net increase (decrease) in net asset value from operations	(.39)		.89		.37		.72		1.08

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.39)		(.41)		(.40)		(.41)
Distributions from net realized gain on investment transactions	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)		(.39)		(.41)		(.40)		(.41)

Net asset value, end of period	$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Total Return
Total investment return based on net asset value(c)	(3.78)%		9.09%		3.87%		7.58%		12.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,229		$23,882		$11,169		$13,028		$7,584
Ratio to average net assets of:
Expenses, before waivers/reimbursements(d)	.49%		.45%		.45%		.45	%+	.42%
Expenses, before waivers/reimbursements(d)	.55%		.54%		.57%		.55	%+	.58%
Net investment income(a)	3.56%		3.77%		4.21%		4.03	%+	4.37%
Portfolio turnover rate	19%		14%		7%		5%		2%

See footnote summary on pages 134-135.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2013	2012	2011	2010		2009

National Portfolio
Class A
Net of waivers/reimbursements	.79%	.75%	.75%	.75	%+	.74%
Before waivers/reimbursements	.85%	.85%	.87%	.87	%+	.89%
Class B
Net of waivers/reimbursements	1.48%	1.45%	1.45%	1.45	%+	1.44%
Before waivers/reimbursements	1.56%	1.58%	1.59%	1.59	%+	1.61%
Class C
Net of waivers/reimbursements	1.49%	1.45%	1.45%	1.45	%+	1.44%
Before waivers/reimbursements	1.55%	1.56%	1.57%	1.57	%+	1.60%
Advisor Class
Net of waivers/reimbursements	.49%	.45%	.45%	.45	%+	.45%
Before waivers/reimbursements	.55%	.55%	.57%	.57	%+	.57%

High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80%	.80%	.80%	.78	%+^(f)(h)
Before waivers/reimbursements	.89%	.89%	.94%	1.15	%+^(h)
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.47	%+^(f)(h)
Before waivers/reimbursements	1.59%	1.59%	1.64%	1.87	%+^(h)
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.45	%+^(f)(h)
Before waivers/reimbursements	.59%	.59%	.64%	1.00	%+^(h)

California Portfolio
Class A
Net of waivers/reimbursements	.79%	.75%	.75%	.75	%+	.75%
Before waivers/reimbursements	.84%	.84%	.85%	.84	%+	.86%
Class B
Net of waivers/reimbursements	1.48%	1.45%	1.46%	1.45	%+	1.45%
Before waivers/reimbursements	1.54%	1.57%	1.57%	1.56	%+	1.57%
Class C
Net of waivers/reimbursements	1.49%	1.45%	1.45%	1.45	%+	1.45%
Before waivers/reimbursements	1.54%	1.54%	1.55%	1.55	%+	1.56%
Advisor Class
Net of waivers/reimbursements	.49%	.45%	.45%	.45	%+	.45%
Before waivers/reimbursements	.54%	.53%	.55%	.54	%+	.55%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

Financial Highlights

	Year Ended October 31,
	2013	2012	2011	2010		2009

New York Portfolio
Class A
Net of waivers/reimbursements	.79%	.75%	.75%	.75	%+	.75%
Before waivers/reimbursements	.84%	.85%	.85%	.85	%+	.85%
Class B
Net of waivers/reimbursements	1.48%	1.45%	1.45%	1.45	%+	1.42%
Before waivers/reimbursements	1.55%	1.57%	1.59%	1.58	%+	1.60%
Class C
Net of waivers/reimbursements	1.49%	1.45%	1.45%	1.45	%+	1.42%
Before waivers/reimbursements	1.54%	1.55%	1.57%	1.56	%+	1.58%
Advisor Class
Net of waivers/reimbursements	.49%	.45%	.45%	.45	%+	.42%
Before waivers/reimbursements	.54%	.54%	.57%	.55	%+	.58%

(e)	Commencement of operations.

(f)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

(g)	Amount is less than $0.005.

(h)	For the period January 26, 2010 commencement of operations, to October 31, 2010

(+)	The ratio includes expenses attributable to costs of proxy solicitation.

(^)	Annualized.

See notes to financial statements.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) (comprising, respectively, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended (the three years in the period then ended and the period of January 26, 2010 (commencement of operations) through October 31, 2010 for High Income Municipal Portfolio), and the statement of cash flows for the year ended October 31, 2013 for the High Income Municipal Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for the five years in the period then ended (the three years in the period then ended and the period of January 26, 2010 (commencement of operations) through October 31, 2010 for High Income Municipal Portfolio), and the cash flows (for the High Income Municipal Portfolio) for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2013

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne D. Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. “Guy” Davidson III 52	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Douglas J. Peebles 48	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Michael G. Brooks 65	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Fred S. Cohen 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Wayne D. Godlin 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2008.

Terrance T. Hults 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	California Portfolio National Portfolio New York Portfolio

High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2013 are set forth below:

Portfolio	September 30, 2013 Net Assets ($MM)
California Portfolio	$595.5
National Portfolio	$970.6
New York Portfolio	$579.6
High Income Municipal Portfolio	$1,217.9

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$53,599	0.008%
National Portfolio	$55,601	0.006%
New York Portfolio	$57,602	0.009%
High Income Municipal Portfolio	$63,450	0.007%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to each Portfolio’s prospectus update. The Adviser provided notice to the Directors of its intention to raise the expense limitation undertaking of California Portfolio, National Portfolio and New York Portfolio to be effective with the Fund’s prospectus update on February 1, 2013.6 In addition, set forth below are the gross expense ratios of the Portfolios for the most recent semi-annual period:7

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8]		Fiscal Year End
California Portfolio[9]	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.54 1.54	% % % %	Oct. 31 (ratios as of Apr. 30, 2013)

National Portfolio[10]	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.55 1.54	% % % %	Oct. 31 (ratios as of Apr. 30, 2013)

New York Portfolio	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.54 1.54	% % % %	Oct. 31 (ratios as of Apr. 30, 2013)

High Income Municipal Portfolio[11]	Advisor Class A Class C	0.50 0.80 1.50	% % %	0.58 0.88 1.58	% % %	October 31 (ratios as of Apr. 30, 2013)

6	Effective February 1, 2013, California Portfolio’s expense cap for Class A shares changed from 0.75% to 0.80%; National’s Portfolio’s expense cap for Class A shares changed from 0.75% to 0.80% and; New York Portfolio’s expense cap for Class A shares changed from 0.75% to 0.80%. The Portfolios’ other shares classes changed correspondingly.

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

9	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

10	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

11	The Fund’s expense ratios exclude interest expense of 0.09% for all share classes.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.12 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional

12	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	149

products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2013 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.439%	0.450%

National Portfolio	Diversified Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Lipper Expense Group (“EG”)14 and contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Rank
California Portfolio	0.450	0.496	2/13
National Portfolio	0.450	0.481	7/20
New York Portfolio	0.450	0.511	2/10
High Income Municipal Portfolio[17]	0.500	0.500	6/10

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

17	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	151

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18 Pro-forma total expense ratio information is shown for the California Portfolio, National Portfolio and New York Portfolio to reflect those Portfolios’ expense cap levels effective February 1, 2013.

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.749	0.750	6/13	0.785	10/29
Pro-forma	0.799	0.750	9/13	0.785	17/29

National Portfolio	0.749	0.794	6/20	0.790	18/59
Pro-forma	0.799	0.794	11/20	0.790	31/59

New York Portfolio	0.751	0.780	4/11	0.781	8/23
Pro-forma	0.800	0.780	7/11	0.781	15/23

High Income Municipal Portfolio	0.799	0.850	2/11	0.856	7/28

Based on this analysis, considering pro-forma information where available, except for High Income Municipal Portfolio which has a more favorable ranking on a total expense ratio basis than a contractual management fee basis, the Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis. Except for High Income Municipal Portfolio, the Portfolios have higher total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Adviser’s profitability from providing investment advisory services to the Portfolios increased, except for California Portfolio and National Portfolio during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio		$109
National Portfolio		$1,659
New York Portfolio	$	– 0	–
High Income Municipal Portfolio	$	– 0	–

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$2,691,356	$6,395
National Portfolio	$3,689,490	$32,228
New York Portfolio	$2,652,915	$24,388
High Income Municipal Portfolio	$2,760,368	$42,101

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	153

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$94,893
National Portfolio	$186,227
New York Portfolio	$100,816
High Income Municipal Portfolio	$63,864

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings23 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2013.25

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

24	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	155

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	-2.27	-2.27	-2.31	7/13	15/32
3 year	3.91	4.54	4.25	12/13	27/31
5 year	4.75	5.12	4.92	10/13	20/31
10 year	4.75	4.53	4.46	4/11	5/27

National Portfolio
1 year	-3.06	-2.97	-3.04	13/20	34/63
3 year	4.03	3.97	3.73	7/20	22/59
5 year	4.69	4.74	4.70	12/20	29/56
10 year	4.67	4.30	4.25	4/20	10/48

New York Portfolio
1 year	-3.55	-3.63	-3.68	5/11	11/27
3 year	2.94	3.14	3.08	8/11	15/24
5 year	4.10	4.35	4.37	10/11	19/24
10 year	4.38	4.04	4.09	3/10	6/23

High Income Municipal Portfolio
1 year	-3.73	-2.25	-2.27	11/11	28/32
3 year	5.70	5.25	5.02	2/11	7/31

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)26 versus their benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending July 31, 2013 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	-2.27	3.91	4.75	4.75	6.02	4.99	0.60	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	6.18	4.45	0.66	10
Inception Date: December 29, 1986

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

	Periods Ending July 31, 2013 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)

National Portfolio	-3.06	4.03	4.70	4.68	5.89	4.76	0.61	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	6.18	4.45	0.66	10
Inception Date: December 29, 1986

New York Portfolio	-3.55	2.94	4.10	4.38	5.62	4.25	0.62	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	6.18	4.45	0.66	10
Inception Date: December 29, 1986

High Income Municipal Portfolio	-3.73	5.70	N/A	N/A	6.60	7.49	0.75	3
Barclays Capital Municipal Bond Index	-2.19	3.73	N/A	N/A	4.35	4.29	0.84	3
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	157

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	159

NOTES

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	161

NOTES

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	163

NOTES

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-1013

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
California Portfolio	2012	$32,500	$326	$12,592
	2013	$32,500	$—	$12,592
National Portfolio	2012	$32,500	$326	$12,592
	2013	$32,500	$—	$12,592
New York Portfolio	2012	$31,290	$326	$12,592
	2013	$31,290	$—	$12,592
High Income	2012	$32,500	$326	$12,592
	2013	$32,500	$—	$14,192

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2012	$711,683	$12,918
			$(326)
			$(12,592)
	2013	$334,103	$12,592
			$—
			$(12,592)
National Portfolio	2012	$711,683	$12,918
			$(326)
			$(12,592)
	2013	$334,103	$12,592
			$—
			$(12,592)
New York Portfolio	2012	$711,683	$12,918
			$(326)
			$(12,592)
	2013	$334,103	$12,592
			$—
			$(12,592)
High Income	2012	$711,683	$12,918
			$(326)
			$(12,592)
	2013	$335,703	$14,192
			$—
			$(14,192)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 23, 2013